As filed with the Securities and Exchange Commission on April 28, 1998

                                                        Registration No. 2-62347
                                                                        811-2860
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 26                       X
                                                                             ---

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                               Amendment No. 26                               X
                                                                             ---

                                   ----------

                   FIRST INVESTORS CASH MANAGEMENT FUND, INC.
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street                       10005
                               New York, New York                   (Zip Code)
                    (Address of Principal Executive Offices)

                                  212-858-8000
              (Registrant's Telephone Number, Including Area Code)

                               Ms. Concetta Durso
                          Secretary and Vice President
                   First Investors Cash Management Fund, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective on April 30, 1998 pursuant to paragraph (b) of Rule 485.

                   FIRST INVESTORS CASH MANAGEMENT FUND, INC.
                              CROSS-REFERENCE SHEET

N-1A Item No.
-------------

                                                                                      Location
                                                                                      --------

PART A:  PROSPECTUS

 1.  Cover Page..................................................................    Cover Page
 2.  Synopsis....................................................................    Fee Table
 3.  Condensed Financial Information.............................................    Financial Highlights
 4.  General Description of Registrant...........................................    Investment Objectives and Policies;
                                                                                     General Information
 5.  Management of the Fund......................................................    Management
 5A. Management's Discussion of
     Fund Performance............................................................    Performance Information
 6.  Capital Stock and Other Securities..........................................    Description of Shares; Dividends;
                                                                                     Taxes; Determination of Net Asset Value
 7.  Purchase of Securities Being Offered........................................    How to Buy Shares
 8.  Redemption or Repurchase....................................................    How to Exchange Shares; How to Redeem
                                                                                     Shares; Telephone Transactions
 9.  Pending Legal Proceedings...................................................    Not Applicable

PART B:  STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page..................................................................    Cover Page
11.  Table of Contents...........................................................    Table of Contents
12.  General Information and History.............................................    General Information
13.  Investment Objectives and Policies..........................................    Investment Policies; Investment
                                                                                     Restrictions
14.  Management of the Fund......................................................    Directors and Officers
15.  Control Persons and Principal
          Holders of Securities..................................................
16.  Investment Advisory and Other Services......................................    Management
17.  Brokerage Allocation........................................................    Allocation of Portfolio Transactions
18.  Capital Stock and Other Securities..........................................    Determination of Net Asset Value; Daily
                                                                                     Dividends
19.  Purchase, Redemption and Pricing
          of Securities Being Offered............................................    Additional Exchange and Redemption
                                                                                     Information and Other Services;
                                                                                     Determination of Net Asset Value
20.  Tax Status..................................................................    Taxes
21.  Underwriters................................................................    Underwriter
22.  Performance Data............................................................    Performance Information
23.  Financial Statements........................................................    Financial Statements; Report of
                                                                                     Independent Accountants

PART C:  OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

First Investors Cash Management Fund, Inc.

First Investors Tax-Exempt Money Market Fund, Inc.

95 Wall Street, New York, New York 10005/1-800-423-4026

     This is a Prospectus for First Investors Cash Management Fund, Inc. ("Cash Management Fund") and First Investors Tax-Exempt Money Market Fund, Inc. ("Tax-Exempt Money Market Fund") (singularly, "Fund" and collectively, "Funds"), each of which is an open-end diversified management investment company. Each Fund sells two classes of shares. Investors may select Class A or Class B shares. This Prospectus relates only to Class A shares. The Funds' Class B Prospectus is available at no charge upon request to the Funds at the address or telephone number listed above.

     Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. This Fund invests primarily in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.

     Tax-Exempt Money Market Fund seeks to earn a high rate of current income that is exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"), consistent with the preservation of capital and maintenance of liquidity. This Fund invests primarily in high-grade, short-term tax-exempt obligations issued by state and municipal governments and by public authorities.

     Each Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that either Fund will be able to do so or to achieve its investment objective. An investment in either Fund is neither insured nor guaranteed by the U.S. Government.


     This Prospectus sets forth concisely the information about each of the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to each Fund and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of each Fund's shares. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


     An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.


                  The date of this Prospectus is April 30, 1998

                                    FEE TABLE

     The following table is intended to assist investors in understanding the expenses associated with investing in Class A shares of a Fund.


                        Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price).................................  None
Deferred Sales Load
     (as a percentage of the lower of original purchase
     price or redemption proceeds).......................................  None

                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)

                                                                                                 Total Fund
                                                   Management        12b-1        Other          Operating
                                                     Fees            Fees       Expenses(1)+     Expenses(2)+
                                                     ----            ----       ------------     ------------

Cash Management Fund.............................    0.50%            -0-         0.30%            0.80%
Tax-Exempt Money Market Fund.....................    0.50             -0-         0.30             0.80

-----------------

+    Net of waiver and/or reimbursement.

(1) The Adviser will reimburse Other Expenses for each Fund in excess of 0.30% for a minimum period ending December 31, 1998. For the fiscal year ended December 31, 1997, the Adviser reimbursed the Funds for certain Other Expenses. Absent such reimbursement, Other Expenses would have been 0.69% for Cash Management Fund and 0.62% for Tax-Exempt Money Market Fund.

(2) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses would have been 1.19% for Cash Management Fund and 1.12% for Tax-Exempt Money Market Fund. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

     For a more complete description of the various costs and expenses, see "How to Exchange Shares," "How to Redeem Shares" and "Management."

     The Example below is based on Class A expense data for each Fund's fiscal year ended December 31, 1997, except that certain Operating Expenses have been restated as noted above.

EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                  One Year   Three Years   Five Years  Ten Years
                                  --------   -----------   ----------  ---------

Cash Management Fund               $ 8          $26           $44        $99
Tax-Exempt Money Market Fund         8           26            44         99

     The expenses in the Example should not be considered a representation by the Funds of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. Additional performance information is contained in each Fund's Annual Report, which may be obtained without charge by contacting either Fund at 1-800-423-4026. The table has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial
Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


---------------------------------------------------------------------------------------------------------------
                                                                   PER SHARE DATA
                                     --------------------------------------------------------------------------

                                           Net Asset
                                            Value                       Dividends
                                          (unchanged           Net       from Net     Total     Net Assets, End
                                         during each    Investment     Investment    Return             of Year
                                               year)        Income         Income       (%)         (thousands)
------------------------------------- --------------- ------------- -------------- --------- -------------------

FIRST INVESTORS CASH MANAGEMENT FUND, INC.
CLASS A
  1988..............................      $ 1.00           $.068        $.068        7.03           $ 222,715
  1989..............................        1.00            .085         .085        8.80             335,678
  1990..............................        1.00            .074         .074        7.71             372,081
  1991..............................        1.00            .052         .052        5.35             217,150
  1992..............................        1.00            .030         .030        3.03             150,895
  1993..............................        1.00            .025         .025        2.57             127,178
  1994..............................        1.00            .036         .036        3.69             128,495
  1995..............................        1.00            .053         .053        5.42             128,635
  1996..............................        1.00            .048         .048        4.89             133,801
  1997..............................        1.00            .049         .049        4.98             139,562


  FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
  CLASS A
  1988..............................      $ 1.00           $.046        $.046        4.68            $ 39,467
  1989..............................        1.00            .055         .055        5.67              36,736
  1990..............................        1.00            .052         .052        5.31              40,745
  1991..............................        1.00            .038         .038        3.87              31,157
  1992..............................        1.00            .023         .023        2.36              25,399
  1993..............................        1.00            .018         .018        1.85              23,857
  1994..............................        1.00            .022         .022        2.24              26,424
  1995..............................        1.00            .032         .032        3.24              25,045
  1996..............................        1.00            .028         .028        2.85              22,888
  1997..............................        1.00            .030         .030        3.00              18,680

+    Net of fees waived by the investment adviser and the transfer agent.

-------------------------------------------------------------------------
                       RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------------

           Ratio to                       Ratio to Average Net Assets
     Average Net Assets+                    Prior to Waiver of Fees
-------------------------------         ---------------------------------

                            Net                                       Net
                     Investment                                Investment
      Expenses           Income          Expenses                  Income
           (%)              (%)               (%)                    (%)
-------------------------------------------------------------------------

         .85              6.83              .95                      6.73
         .84              8.44              .96                      8.32
         .86              7.45              .96                      7.35
         .94              5.33             1.13                      5.14
         .87              3.02             1.16                      2.72
         .70              2.54             1.15                      2.09
         .70              3.72             1.15                      3.26
         .70              5.29             1.18                      4.81
         .70              4.78             1.19                      4.29
         .77              4.87             1.19                      4.45


         .75              4.59              N/A                       N/A
         .81              5.52              N/A                       N/A
         .80              5.19              N/A                       N/A
         .94              3.83             1.02                      3.74
         .95              2.33             1.05                      2.23
         .70              1.83              .92                      1.61
         .70              2.24             1.02                      1.92
         .71              3.18             1.06                      2.84
         .71              2.81             1.08                      2.44
         .75              2.95             1.12                      2.58

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of Cash Management Fund is to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The investment objective of Tax-Exempt Money Market Fund is to earn a high rate of current income that is exempt from Federal income tax and is not a Tax Preference Item, consistent with the preservation of capital and maintenance of liquidity. The Funds generally can invest only in securities that mature or are deemed to mature within 397 days from the date of purchase. In addition, each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. There is no assurance that either Fund will be able to achieve its investment objective.

     In managing each Fund's investment portfolio, the Adviser may employ various professional money management techniques in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary
policy.   These   techniques   include   varying   the   composition   and   the
average-weighted maturity of each Fund's portfolio based upon the Adviser's assessment of the relative values of various money market instruments and future interest rate patterns. The Adviser also may seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among money market instruments that regularly occur in the money market.

     In periods of declining interest rates, each Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares likely will be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's yield. In periods of rising interest rates, the opposite may be true.

Cash Management Fund

     Cash Management Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information on repurchase agreements.

     Cash Management Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). The Fund may invest in floating and variable rate demand notes and bonds that permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

     Cash Management Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Fund's Board of Directors, and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

Tax-Exempt Money Market Fund

     Tax-Exempt Money Market Fund invests primarily in Municipal Instruments, as defined below. The Fund may purchase only Municipal Instruments that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Fund's Board of Directors, and (2) are either (a) rated in one of the top two rating categories by any two NRSROs (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. The Fund may not invest more than 5% of its total assets in securities that are Second Tier Securities and issued by a state or territory of the U.S. or any political subdivision or instrumentality thereof, but not backed by its taxing authority or revenue or related to a public facility or project. Investments in such securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities). While the Fund seeks to provide a high level of interest income that is exempt from Federal income tax, up to 20% of the Fund's total assets may be invested in high quality fixed-income obligations, the interest on which is subject to Federal income tax. See "Description of Certain Securities, Other Investment Policies and Risk Factors--Municipal Instruments" for additional information concerning these securities.

     Tax-Exempt Money Market Fund may invest without limit in securities that are related to each other in such a fashion that economic, political or business changes or developments would affect more than one security in the Fund's investment portfolio. Securities or instruments of issuers in the same state or involved in the same business, or interest paid from similar sources of tax revenues, are examples of the factors that might have an effect on more than one instrument purchased by the Fund. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, that is, for delivery to the Fund later than the normal settlement date for most securities, at a stated price and yield. See the SAI for more information concerning when-issued and delayed delivery securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets.

General

     Each Fund's investment objective and certain other investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that either Fund will achieve its investment objective.

Description of Certain Securities, Other Investment Policies and Risk Factors

General Market Risk

     In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to certain other risks. Although money market funds are considered to be among the more conservative investment vehicles available to the public, please bear in mind that money market mutual funds are not insured by the FDIC and are not guaranteed by a bank or other entity. There is the additional risk that each Fund will not be able to maintain a stable $1.00 per share net asset value as a result of a decrease in value of one or more of that Fund's portfolio securities.

Types of Securities and Their Risks

     Bankers'  Acceptances.  Each  Fund  may  invest  in  bankers'  acceptances.
Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

     Commercial Paper. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

     Eurodollar Certificates of Deposit. Each Fund may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from CDs issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

     Municipal Instruments. As used in this Prospectus and in the SAI, Municipal Instruments include the following instruments and related participation interests: (1) municipal bonds; (2) municipal commercial paper; (3) municipal notes; (4) private activity bonds or industrial development bonds; (5) put bonds; and (6) variable rate demand instruments. Some Municipal Instruments issued by Federal instrumentalities are not backed by the full faith and credit of the U.S. Government. However, each Fund deems any Municipal Instrument backed directly, or indirectly through insurance or any other arrangement, or by the full faith and credit of the U.S. Government, to be a high-grade Municipal Instrument for the Fund's purposes. Where advisable, to ensure that each Fund's investments are all high-grade, it will require Municipal Instruments to be supported by a standby letter of credit or a similar obligation of a creditworthy financial institution.

     Municipal Bonds. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, the condition of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix B to the SAI for a description of municipal bond ratings.

     Municipal Commercial Paper. Issues of municipal commercial paper are short-term unsecured negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt. See Appendix A to the SAI for a description of municipal commercial paper ratings.

     Municipal Notes. Municipal notes are principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. These obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. See Appendix C to the SAI for a description of municipal note ratings.

     Private Activity Bonds or Industrial Development Bonds. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" in the SAI for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

     Put Bonds. A "put bond" is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer at a specified price with interest and exercise date, which is typically well in advance of the bond's maturity date. Each Fund may invest in multi-modal put (or tender option) bonds. A tender option bond generally allows the underwriter or issuer, at its discretion over the life of the indenture, to convert the bond into one of several enumerated types of securities or "modes" upon 30 days' notice to holders. Within that 30 days, holders must either submit the existing security to the paying agent to receive the new security, or put back the security and receive principal and interest accrued up to that time. Tax-Exempt Money Market Fund will only invest in put bonds as to which it can exercise the put feature on not more than 7 days' notice if there is no liquid secondary market available for these obligations.

     Variable Rate Demand Instruments. Each Fund may invest in variable rate demand instruments ("VRDIs"). VRDIs generally are revenue bonds, issued primarily by or on behalf of public authorities, and are not backed by the taxing power of the issuing authority. The interest on VRDIs is adjusted periodically, and the holder of a VRDI can demand payment of all unpaid principal plus accrued interest from the issuer on not more than seven calendar days' notice. An unrated VRDI purchased by a Fund must be backed by a standby letter of credit of a creditworthy financial institution or a similar obligation of at least equal quality. Each Fund periodically reevaluates the credit risks of such unrated instruments. There is a recognized after-market for VRDIs. VRDIs may include instruments where adjustments to interest rates are limited either by state law or the instruments themselves. As a result, these instruments may experience greater changes in value than would otherwise be the case. The maturity of VRDIs is deemed to be the longer of the (a) demand period or (b) time remaining until the next adjustment to the interest rate thereon, regardless of the stated maturity on the instrument. Benefits of investing in VRDIs may include reduced risk of capital depreciation and increased yield when market interest rates rise. However, owners of such instruments forego the opportunity for capital appreciation when market interest rates fall. See the SAI for more information concerning VRDIs.

     Participation Interests. Each Fund may acquire any eligible Municipal Instrument in the form of a participation interest. Under such an arrangement, the Fund acquires as much as a 100% interest in a Municipal Instrument held by a bank or other financial institution at a negotiated yield to the Fund. Banks or other financial institutions may retain a fee, amounting to the excess of interest paid on an instrument over the negotiated yield to the Fund, for issuing participation interests to the Fund. Each Fund will acquire written participation interests in Municipal Instruments only if they are issued by banks or other financial institutions which, in the Adviser's opinion, present minimal credit risk to the Fund. Participation interests may be accompanied by a standby commitment by the bank or other financial institution to repurchase the participations at the option of the Fund. Each Fund purchases such a participation only if the issuer has a private letter ruling from the Internal Revenue Service or an opinion of its counsel that interest on the participation for which standby commitments have been issued is exempt from Federal income taxation. Participations that are not accompanied by a standby commitment may not be liquid assets. See "Restricted Securities and Illiquid Investments." Cash Management Fund will only purchase participations accompanied by a standby commitment.

     Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

     Restricted Securities and Illiquid Investments. Cash Management Fund may invest up to 10% of its net assets in illiquid securities, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended ("Rule 144A Securities"), which the Fund's Board of Directors or Adviser has determined are liquid under Board-approved guidelines. In addition, there is the risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.

     Standby Commitments. Each Fund may acquire standby commitments from banks with respect to the Fund's simultaneous purchases of Municipal Instruments. Under this arrangement, a bank agrees to buy a particular Municipal Instrument from the Fund at a specified price at the Fund's option. A standby commitment will be secured by the value of the underlying Municipal Instruments for which the commitment is issued. Standby commitments are acquired solely to provide the Fund with the requisite liquidity to meet large redemptions. Upon the exercise of a standby commitment, the Fund tenders the Municipal Instrument to the issuer of the commitment and normally the Fund receives in return the purchase price of the Municipal Instrument, adjusted to reflect any amortized market premium or original issue discount with the interest thereon. Because each Fund values its portfolio at amortized cost, the amount payable by a bank under a standby commitment is almost, if not precisely, equal to the Fund's value of such Municipal Instrument. Standby commitments are subject to certain risks, including the issuer's inability to pay for the Municipal Instruments when the commitment is exercised, their lack of marketability, the variance between maturities on the commitment and the Municipal Instrument for which it was issued, and the lack of familiarity with standby commitments in the marketplace. See the SAI for more information concerning standby commitments.

     Time Deposits. Each Fund may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits that may be held by each Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

     Variable Rate and Floating Rate Notes. Each Fund may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

     The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Each Fund will invest in obligations that are unrated only if the Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

                                HOW TO BUY SHARES


     You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation. Shares of a Fund will be purchased for your account only after the Fund has received federal funds for your purchase on any day the New York Stock Exchange ("NYSE") is open for regular trading ("Trading Day"). Checks, including bank checks, cashier's checks and certified checks received by a Fund on a Trading Day prior to 4:00 p.m., New York City time, are presently considered to be federal funds the morning of the following Trading Day. Checks received after 4:00 p.m. will be considered to be federal funds the morning of the second following Trading Day. Provided Administrative Data Management Corp. (the "Transfer Agent") has received telephone advice prior to 12:00 noon, New York City time, advising the Fund that a wire transfer will be made to the Fund, identifying your name, existing account number and amount, and a federal reference number documenting such a transfer or such wire transfer is in fact received by the Fund that day prior to 12:00 noon, such wire transfer will be considered to be federal funds received that day. In the event federal funds are wired to a Fund without informing the Fund as provided above, such federal funds will be credited to the account the next Trading Day following receipt. For a discussion of pricing practices in the event the Funds must halt operations due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.


     You also may invest in Class A shares of the Funds through the branch offices of FIC. You may not wire transfer funds to the Funds or make any cash deposits into the Funds through FIC branch offices. FIC branch offices generally send customers' investment checks to the Funds no less frequently than once each Trading Day. However, there may be delays in the Funds' receipt of your investment check sent through an FIC branch office and your check will not be invested in your account until federal funds are available to the Fund as described above. You may, therefore, wish to send your check directly to the Transfer Agent to ensure prompt investment of your monies.

     While Dealers have the responsibility of transmitting all orders and checks promptly, if you choose to invest in the Funds through a Dealer, you should be aware that they are not agents of the Funds, and neither Fund assumes any responsibility for their actions. Generally, Dealers send customers' investment checks to the Transfer Agent no less frequently than once each Trading Day. If you send your check through a Dealer, there may be delays in the Funds' receipt of your check and your check will not be invested in your account until federal funds are available to the Fund as described above. You may, therefore, wish to send your check directly to the Transfer Agent to ensure prompt investment of your monies. While it is not common, some Dealers may charge you a fee for processing transactions in shares of the Funds. The Transfer Agent, or the Custodian will respond to inquiries and act upon instructions received by them from Dealers with respect to a client's account. Responsibility for any errors in these instructions will be borne by the Dealer and the investors and not by the Funds.


     Minimum Investment. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another "Eligible Fund," as defined below. You may open a Cash Management Fund account with $500 for individual retirement accounts ("IRAs") or, at the Fund's discretion, a lesser amount for Simplified Employee Pension Plans ("SEPs"), salary reduction SEPs ("SARSEPs"), SIMPLE-IRAs and qualified or other retirement plans. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

     Additional Purchases. After you make your first investment in Class A shares of a Fund, you may purchase additional Class A shares of the Fund by mailing or delivering (or arranging for the mailing or delivery by a Dealer) directly to the Transfer Agent at 581 Main Street, Woodbridge, NJ 07095, a check made payable to the appropriate Fund or by arranging for wiring of funds to the Custodian. Include your account number on the face of the check. If more than one check deposited to purchase Fund shares is returned for insufficient funds, there will be a $15 charge for each such subsequent returned check.

     Eligible Funds. With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. The Funds, unless otherwise noted, are not Eligible Funds. The funds of Executive Investors Trust ("Executive Investors") are Eligible Funds provided the shares of any such fund either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.

     Systematic Investing. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line. Systematic investments may also be made through automatic payroll investments. The systematic investment privilege is not available for the purchase of Fund shares in an Education IRA account. You may also elect to reinvest systematically in Class A shares of a Fund at net asset value the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.

     Super Checking Program. Class A shareholders may establish Super Checking. Super Checking links your Fund account with a non-interest bearing checking account at First Financial Savings Bank, S.L.A. ("FFS"), an affiliate of the Funds. Each day, the Fund automatically "sweeps," or transfers, funds to your FFS account to cover your withdrawals. For more information on the Super Checking Program, call FFS at 1-800-304-7748 or see the SAI.

     Unitholders. Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kempen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent; and Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kempen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may only be exchanged for Class A shares of the other Fund.

     Retirement Plans. You may invest in shares of Cash Management Fund through a traditional, Roth or Education IRA, SEP, SARSEP, SIMPLE-IRA or any other retirement plan.


     Transfer of Shares. Shareholders may transfer the ownership of their shares in a Fund account to another party. Because the Funds do not offer their shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record and does not wish to complete the paperwork necessary to become a client of First Investors, the Funds reserve the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer. For more information on how to transfer your Fund shares, call your Representative or call Shareholder Services at 1-800-423-4026.


                             HOW TO EXCHANGE SHARES


     Should your investment needs change, Class A shares of the Funds may be exchanged for Class A shares of any Eligible Fund at net asset value if such Fund shares were either (a) acquired through an exchange of shares from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year if acquired through an exchange of shares from Executive
Investors, commencing with the date the Executive Investors shares were originally purchased. A sales charge will be imposed on all other exchanges of Class A shares, including shares acquired as dividends on such shares. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must either be a full exchange or meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Exchanges will be deemed to take place on the Trading Day following the day of the exchange. Before exchanging Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchanges into or out of the Funds may only be made on days on which both the Funds and the other Eligible Funds involved are open for business. Exchange requests received in "good order," as defined below, by the Transfer Agent by 12:00 noon, New York City time, on a Trading Day will be processed on that Trading Day; exchange requests received after that time will be processed the following Trading Day.


     Exchanges By Mail. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Exchanges By Telephone. See "Telephone Transactions," below.

     Additional Exchange Information. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES


     You may redeem your Fund shares on any Trading Day directly through the Transfer Agent. Your Representative may help you with this transaction. Shares in a non-retirement account may be redeemed by mail or telephone or by wire to a pre-designated account at a financial institution. Shares in a retirement account may only be redeemed by mail. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before 12:00 noon, New York City time, on a Trading Day will be processed on that Trading Day; redemption requests received after that time will be processed on the following Trading Day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from date of purchase. Shareholders may not redeem shares by telephone, Electronic Fund Transfer, check redemption or Expedited Redemption unless the shares being redeemed have been owned for at least 15 days. Redemption checks returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. For a discussion of pricing practices in the event the Funds must halt operations due to an emergency, see the SAI.


     Redemptions By Mail. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Signature Guarantees. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

     Redemptions By Telephone. See "Telephone Transactions," below.

     Special Redemption Procedures. In addition to the regular redemption procedure, each Fund offers a Check Redemption Privilege and an Expedited Redemption Privilege.


     Check Redemption Privilege. By an appropriate designation on the Fund account application, by written request later sent to the Transfer Agent or by telephone, provided your address of record has not changed in the past 60 days, you may obtain checks for non-retirement accounts ("Redemption Checks") drawn on each Fund's account at The Bank of New York, 48 Wall Street, New York, NY 10286. Additional information will be required to obtain the Check Redemption Privilege for certain types of accounts. Call Shareholder Services at 1-800-423-4026. Such Redemption Checks may be made payable to the order of any person designated by you in an amount of $500 or more. Dividends are earned on the shares until the Redemption Check clears, and you are subject to the rules and regulations of the Custodian covering checking accounts. Neither the Funds nor the Custodian charges you for the use of such Redemption Checks. On presentation of a Redemption Check to the Custodian for payment, the Fund determines that a sufficient number of full and fractional shares are available in your account to cover the amount of the Redemption Check. Shares are considered available after a fifteen day clearing period. The Funds return all cancelled checks to you once a month. Neither the Fund nor the Custodian can certify or directly cash Redemption Checks. Any "stop payment" requests must be directed to the Transfer Agent and not to the Custodian. However, there is no guarantee that a "stop payment" request will stop the payment of a Redemption Check. You cannot use the Check Redemption Privilege for the redemption of shares for which certificates have been issued, for redemptions from retirement accounts or for redemptions of shares which are subject to a contingent deferred sales charge ("CDSC"). A CDSC may be imposed on the redemption of Fund shares acquired through an exchange of Class A shares from another Eligible Fund which were originally purchased at net asset value. Because each Fund accrues dividends on a daily basis, you may not redeem your Fund account in its entirety by the use of the Check Redemption Privilege. The Check Redemption Privilege is not available for Super Checking.


     It is your responsibility to be certain that sufficient shares are in your account and available to cover the amount of the Redemption Check since, if there are insufficient shares, the Redemption Check will be returned through banking channels marked "insufficient funds." It is also your responsibility to ensure that such Redemption Checks are not made available to unauthorized individuals and to promptly notify the Funds of any lost or stolen Redemption Checks. Either the Funds or the Custodian may at any time amend or terminate the Check Redemption Privilege. The Funds bear all expenses relating to this Check Redemption Privilege.

     Electronic Fund Transfer. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

     Expedited Redemption Privilege. You may elect to have your redemption proceeds transmitted by wire to the bank account specified on your application. If the proceeds of your wire transfer redemption are less than $5,000, you will be charged a $10 fee for each wire transfer redemption. If the proceeds of your wire transfer redemption are at least $5,000, there will be no fee charged for the first six such wire transfer redemptions made in any month. If you initiate more than six wire transfer redemptions of at least $5,000 in any month, a $10 fee will be charged to you for each subsequent wire redemption in that month. If you wish to use the Expedited Redemption Privilege, you must contact the Transfer Agent. You may use the Expedited Redemption Privilege only if the redemption proceeds are paid to the same financial institution and account number as designated on the application. If the financial institution account is not in the identical name(s) of the shareholder(s) as registered with the Fund, a signature guarantee will be required. For accounts held by a corporation, fiduciary or other holder not acting in an individual capacity, appropriate resolutions or other proof of authority to act must be submitted with the application. Requests for Expedited Redemptions can be made by calling the Transfer Agent at 1-800-423-4026.

     Should you desire to change the name of the financial institution or the designation or number of the account that would receive redemption proceeds, a written request must be sent to the Transfer Agent at the address set forth above. All registered owners of the account must sign the request in the identical manner as the account is registered, and each signature must be guaranteed. The Funds and the Transfer Agent are entitled to require such further documentation as they may deem necessary.

     Systematic Withdrawal Plan. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

     Reinvestment after Redemption. If you redeem Class A shares in your Fund account which were acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, please see the SAI or call Shareholder Services at 1-800-423-4026.

     Repurchase through Underwriter. You may redeem Class A shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you a fee for handling any redemption transaction.

     Redemption of Low Balance Accounts. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Class A Fund shares so as to increase your account balance to the required minimum. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

     Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

     Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before 12:00 noon, New York City time, on a Trading Day will be processed on that Trading Day; requests received after that time will be processed on the following Trading Day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

     Telephone Exchanges. Exchange requests may be made by telephone (provided no certificate has been issued for the shares).

     Telephone Redemptions. The telephone redemption privilege may be used to redeem shares from a non-retirement account provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000; (5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000; and (6) the shares being redeemed have been owned for at least fifteen days. Telephone redemption instructions will be accepted from any one owner or authorized individual.

     Additional Information. The Funds, the Adviser, the Underwriter and their officers, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or overnight mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

     Board of Directors. Each Fund's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management.

     Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005.

The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


      As compensation for its services, the Adviser receives a fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1997, the advisory fees for Cash Management Fund and Tax-Exempt Money Market Fund were 0.50% of each Fund's average daily net assets.


     Underwriter. Each Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. With respect to Tax-Exempt Money Market Fund, the Underwriter or Adviser may make payments to Dealers in connection with a plan of distribution. See "Distribution Plan."

                               DISTRIBUTION PLANS

     Tax-Exempt Money Market Fund has adopted a Class A distribution plan which permits the payment of fees to Dealers for distribution services and administrative services. The Underwriter or the Adviser, in their sole discretion, may make payments to Dealers. Such fees are paid out of the advisory fee or the Underwriter's past profits or any other source available to the Underwriter or the Adviser.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of each Fund is determined at 12:00 noon (New York City time) on each Trading Day, and at such other times as each Fund's Board of Directors deems necessary, by dividing the value of the Fund's securities, plus any cash and other assets, less all of its liabilities by the number of shares outstanding. Expenses are allocated daily. At present, net asset value is not calculated on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the SAI for more information concerning the determination of net asset value.


                                    DIVIDENDS

     Each Fund's net investment income is determined daily at 12:00 noon (New York City time) on each Trading Day. Each daily determination of a Fund's net investment income takes into account accrued interest and earned discount on its portfolio investments plus or minus all realized short-term gains and losses on the Fund's securities less accrued expenses.

     Generally, all of the net income of a Fund is declared on each Trading Day as a dividend to shareholders of record at the time of the declaration. You will be entitled to receive the dividend for the number of Class A shares you own, each day, after adding shares purchased and subtracting shares redeemed that day at 12:00 noon, New York City time, provided the Fund has received, by 12:00 noon, notification of the fact that such purchase has been made and that federal funds are being wired, and of proper account information. If you purchase shares of a Fund, your shares will begin to earn dividends on the day federal funds are credited to your Fund account. See "How To Buy Shares." Shares acquired by an exchange will begin to earn dividends on the Trading Day following the exchange. Generally, each month's declared dividends are paid on the first day of the following month in additional shares of the distributing Fund. If you redeem all of your shares at any time during the month, you are paid all dividends declared through the day prior to the date of redemption, together with the proceeds of the redemption. The Fund's net income for Saturdays, Sundays and holidays is declared as a dividend on the evening of the last business day before such day or days. The Funds do not expect to realize net long-term capital gains and thus do not anticipate paying any long-term capital gain distributions.

     You may elect to receive dividends in cash by notifying the Transfer Agent by telephone or in writing at least five days prior to the last business day of the month. Your election remains in effect until you revoke it by notifying the Transfer Agent.

     A dividend paid by a Fund will be paid in additional shares of that class and not in cash if either of the following events occurs: (1) the total amount of the dividend is under $5 or (2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend check returned in the same manner will be treated as a request by you to change your dividend option to reinvest. The proceeds will be reinvested in additional shares until the Fund receives new instructions.

                                      TAXES

     Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) that it distributes to its shareholders. In addition, Tax-Exempt Money Market Fund intends to continue to qualify to pay "exempt-interest dividends" (as defined below), which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of Municipal Instruments.

     Distributions by Tax-Exempt Money Market Fund of the excess of interest income from Municipal Instruments over certain amounts disallowed as deductions, which are designated by the Fund as "exempt-interest dividends," generally may be excluded by you from gross income. Distributions by a Fund of interest income from taxable obligations are taxable to you as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. You will receive a statement following the end of each calendar year describing the tax status of distributions paid by your Fund during that year.

     Interest on indebtedness incurred or continued to purchase or carry shares of Tax-Exempt Money Market Fund will not be deductible for Federal income tax purposes to the extent the

Fund's distributions consist of exempt-interest dividends. The Fund does not intend to invest in PABs or IDBs the interest on which is treated as a Tax Preference Item.

     Proposals have been, and in the future may be, introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. If such a proposal were enacted, the availability of Municipal Instruments for investment by Tax-Exempt Money Market Fund and the value of its portfolio securities would be affected. In that event, the Fund would reevaluate its investment objective and policies.

     Each Fund is required to withhold 31% of all taxable dividends payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number and in certain other circumstances.

     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. For example, Tax-Exempt Money Market Fund's distributions may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.

                             PERFORMANCE INFORMATION


     Each Fund may advertise current yield quotations for each class of shares based on its daily dividends. The Funds may advertise yield for seven-day or other periods. For purposes of current yield quotations, the dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by a Fund's average net asset value per share for the seven-day period. When advertising yield for other than seven-day periods, the same formula will be used, except that the base period will differ accordingly.


     Tax-Exempt Money Market Fund may also advertise its tax-equivalent yield and tax-equivalent effective yield for each class of shares. Tax-equivalent yields show the taxable yields an investor would have to earn to equal the Fund's tax-free yields. The tax-equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield.

     Yield will fluctuate from time to time. Yield reflects past performance and does not necessarily indicate future results. Each class of shares of a Fund has different expenses which will affect its yield. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

                               GENERAL INFORMATION

     Organization. Cash Management Fund and Tax-Exempt Money Market Fund were incorporated in the state of Maryland on July 17, 1978 and March 11, 1983, respectively. Each Fund's authorized capital stock consists of 5 billion shares of common stock, all of one series, with a par value per share of $0.01. Each Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. The Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, such Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

     Class B Shares. Each of the Funds also offers Class B shares, which may be acquired only through an exchange of Class B shares from another Eligible Fund or as reinvested dividends from the same Fund paid in additional Class B shares. Class B shares may be acquired without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% during a six-year period. Class B shares of a Fund will automatically convert to Class A shares of the same Fund approximately eight years after purchase. Class B shares may be exchanged for shares of the same class of any other Eligible Fund. Each Fund has adopted a separate distribution plan under Rule 12b-1 of the l940 Act which provides that the applicable Fund is authorized to compensate the Underwriter for distribution and service activities relating to Class B shares. The Funds' Class B Prospectus is available at no charge upon request to your Representative.

     Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

     Share Certificates. The Funds do not issue certificates for their shares. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

     Confirmations and Statements. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.

     Shareholder Inquiries. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.


     Annual and Semi-Annual Reports and Prospectuses to Shareholders. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.

     Year 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                                TABLE OF CONTENTS

================================================================================

Fee Table .................................................................    2
Financial Highlights ......................................................    4
Investment Objectives and Policies ........................................    6
How to Buy Shares .........................................................   12
How to Exchange Shares ....................................................   15
How to Redeem Shares ......................................................   16
Telephone Transactions ....................................................   19
Management ................................................................   19
Distribution Plans ........................................................   20
Determination of Net Asset Value ..........................................   20
Dividends .................................................................   20
Taxes .....................................................................   21
Performance Information ...................................................   22
General Information .......................................................   22



Investment Adviser                             Custodian
First Investors Management                     The Bank of New York
  Company, Inc.                                48 Wall Street
95 Wall Street                                 New York, NY  10286
New York, NY  10005
                                               Transfer Agent
Underwriter                                    Administrative Data
First Investors Corporation                      Management Corp.
95 Wall Street                                 581 Main Street
New York, NY  10005                            Woodbridge, NJ  07095-1198

Legal Counsel                                  Auditors
Kirkpatrick & Lockhart LLP                     Tait, Weller & Baker
1800 Massachusetts Avenue, N.W.                8 Penn Center Plaza
Washington, D.C.  20036                        Philadelphia, PA  19103

This Prospectus is intended to constitute an offer by either Fund only of the securities of the other Fund of which it is the issuer and is not intended to constitute an offer by either Fund of the securities of the other Fund whose securities are also offered by this Prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure relating to the other Fund in this Prospectus relating to the other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by either Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Cash Management
Fund, Inc.
---------------------------

First Investors
Tax-Exempt Money
Market Fund, Inc.

---------------------------

Prospectus

----------------------------

April 30, 1998


First Investors Logo


Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


FIMM001A

First Investors Cash Management Fund, Inc.

First Investors Tax-Exempt Money Market Fund, Inc.

95 Wall Street, New York, New York 10005/1-800-423-4026

     This is a Prospectus for First Investors Cash Management Fund, Inc. ("Cash Management Fund") and First Investors Tax-Exempt Money Market Fund, Inc. ("Tax-Exempt Money Market Fund") (singularly, "Fund" and collectively, "Funds"), each of which is an open-end diversified management investment company. Each Fund sells two classes of shares. Investors may select Class A or Class B shares. This Prospectus relates only to Class B shares. The Funds' Class A Prospectus is available at no charge upon request to the Funds at the address or telephone number listed above.

     Cash Management Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. This Fund invests primarily in high quality money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high-grade corporate instruments.

     Tax-Exempt Money Market Fund seeks to earn a high rate of current income that is exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"), consistent with the preservation of capital and maintenance of liquidity. This Fund invests primarily in high-grade, short-term tax-exempt obligations issued by state and municipal governments and by public authorities.

     Each Fund is a money market fund and seeks to maintain a stable net asset value of $1.00 per share. However, there can be no assurance that either Fund will be able to do so or to achieve its investment objective. An investment in either Fund is neither insured nor guaranteed by the U.S. Government.


     This Prospectus sets forth concisely the information about each of the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to each Fund and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of each Fund's shares. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


     An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
            COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.


                  The date of this Prospectus is April 30, 1998

                                    FEE TABLE

     The following table is intended to assist investors in understanding the expenses associated with investing in Class B shares of a Fund.

                        Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)......................    None
Deferred Sales Load
     (as a percentage of the lower of original purchase
     price or redemption proceeds)............................    4%  in  the first year;
                                                                  declining to 0% after
                                                                  the sixth year


                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)

                                                                                                  Total Fund
                                                   Management        12b-1         Other           Operating
                                                      Fees          Fees(1)+    Expenses(2)+      Expenses(3)+
                                                   ----------      --------    ------------      ------------
Cash Management Fund.............................    0.50%          0.75%          0.30%            1.55%
Tax-Exempt Money Market Fund.....................    0.50           0.75           0.30             1.55

------------------

+    Net of waiver and/or reimbursement.

(1) The Underwriter has agreed through December 31, 1998 to cap its right to claim 12b-1 Fees at the annual rates listed above for the Funds. The Fund's Class B Distribution Plans provide for a 12b-1 Fee in the total amount of up to 1.00% on an annual basis.

(2) The Adviser will reimburse Other Expenses for each Fund in excess of 0.30% for a minimum period ending December 31, 1998. For the fiscal year ended December 31, 1997, the Adviser reimbursed the Funds for certain Other Expenses. Absent such reimbursement, Other Expenses would have been 0.69% for Cash Management Fund and 0.62% for Tax-Exempt Money Market Fund.

(3) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses would have been 2.19% for Cash Management Fund and 2.12% for Tax-Exempt Money Market Fund. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.

     For a more complete description of the various costs and expenses, see "How to Exchange Shares," "How to Redeem Shares" and "Management."

     The Example below is based on Class B expense data for each Fund's fiscal year ended December 31, 1997, except that certain Operating Expenses have been restated as noted above.

EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                    One Year        Three Years       Five Years       Ten Years*
                                    --------        -----------       ----------       ----------

Cash Management Fund                   $56             $79               $104             $164
Tax-Exempt Money Market Fund            56              79                104              164

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                                    One Year        Three Years       Five Years       Ten Years*
                                    --------        -----------       ----------       ----------
Cash Management Fund                   $16             $49                $84             $164
Tax-Exempt Money Market Fund            16              49                 84              164


*    Assumes conversion to Class A shares eight years after purchase.

     The expenses in the Example should not be considered a representation by the Funds of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. Additional performance information is contained in each Fund's Annual Report, which may be obtained without charge by contacting either Fund at 1-800-423-4026. The table has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial
Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


----------------------------------------------------------------------------------------------------------------
                                                                   PER SHARE DATA
                                      --------------------------------------------------------------------------

                                          Net Asset
                                              Value                   Dividends
                                         (unchanged           Net      from Net     Total       Net Assets, End
                                        during each    Investment    Investment    Return               of Year
                                              year)        Income        Income       (%)            (thousands)
----------------------------------------------------------------------------------------------------------------

FIRST INVESTORS CASH MANAGEMENT FUND, INC.

  CLASS B
  1995*.............................       $1.00           $.044        $.044        4.46            $  56
  1996..............................        1.00            .040         .040        4.11              107
  1997..............................        1.00            .041         .041        4.20              267


  FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.


  CLASS B
  1995*.............................       $1.00           $.024        $.024        2.40            $ .01
  1996..............................        1.00            .020         .020        2.04               80
  1997..............................        1.00            .022         .022        2.20               13

+    Net of fees waived or assumed
* For the period January 12, 1995 (date Class B shares were first offered) to December 31, 1995
(a)  Annualized

-------------------------------------------------------------------------
                       RATIOS / SUPPLEMENTAL DATA
-------------------------------------------------------------------------

           Ratio to                       Ratio to Average Net Assets
     Average Net Assets+                    Prior to Waiver of Fees
-------------------------------         ---------------------------------
                            Net                                      Net
                     Investment                               Investment
      Expenses           Income          Expenses                 Income
           (%)              (%)               (%)                    (%)
-------------------------------------------------------------------------

        1.45(a)           4.54(a)          1.93(a)           4.06(a)
        1.45              4.04             1.94              3.54
        1.52              4.12             1.94              3.70

        1.46(a)           2.43(a)          1.81(a)           2.09(a)
        1.46              2.06             1.83              1.69
        1.50              2.20             1.87              1.83

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of Cash Management Fund is to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The investment objective of Tax-Exempt Money Market Fund is to earn a high rate of current income that is exempt from Federal income tax and is not a Tax Preference Item, consistent with the preservation of capital and maintenance of liquidity. The Funds generally can invest only in securities that mature or are deemed to mature within 397 days from the date of purchase. In addition, each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. There is no assurance that either Fund will be able to achieve its investment objective.

     In managing each Fund's investment portfolio, the Adviser may employ various professional money management techniques in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary
policy.   These   techniques   include   varying   the   composition   and   the
average-weighted maturity of each Fund's portfolio based upon the Adviser's assessment of the relative values of various money market instruments and future interest rate patterns. The Adviser also may seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among money market instruments that regularly occur in the money market.

     In periods of declining interest rates, each Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares likely will be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's yield. In periods of rising interest rates, the opposite may be true.

Cash Management Fund

     Cash Management Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information on repurchase agreements.

     Cash Management Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). The Fund may invest in floating and variable rate demand notes and bonds that permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

     Cash Management Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Fund's Board of Directors, and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

Tax-Exempt Money Market Fund

     Tax-Exempt Money Market Fund invests primarily in Municipal Instruments, as defined below. The Fund may purchase only Municipal Instruments that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Fund's Board of Directors, and (2) are either (a) rated in one of the top two rating categories by any two NRSROs (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. The Fund may not invest more than 5% of its total assets in securities that are Second Tier Securities and issued by a state or territory of the U.S. or any political subdivision or instrumentality thereof, but not backed by its taxing authority or revenue or related to a public facility or project. Investments in such securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities). While the Fund seeks to provide a high level of interest income that is exempt from Federal income tax, up to 20% of the Fund's total assets may be invested in high quality fixed-income obligations, the interest on which is subject to Federal income tax. See "Description of Certain Securities, Other Investment Policies and Risk Factors--Municipal Instruments" for additional information concerning these securities.

     Tax-Exempt Money Market Fund may invest without limit in securities that are related to each other in such a fashion that economic, political or business changes or developments would affect more than one security in the Fund's investment portfolio. Securities or instruments of issuers in the same state or involved in the same business, or interest paid from similar sources of tax revenues, are examples of the factors that might have an effect on more than one instrument purchased by the Fund. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, that is, for delivery to the Fund later than the normal settlement date for most securities, at a stated price and yield. See the SAI for more information concerning when-issued and delayed delivery securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets.

General

     Each Fund's investment objective and certain other investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that either Fund will achieve its investment objective.

Description of Certain Securities, Other Investment Policies and Risk Factors

General Market Risk

     In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to certain other risks. Although money market funds are considered to be among the more conservative investment vehicles available to the public, please bear in mind that money market mutual funds are not insured by the FDIC and are not guaranteed by a bank or other entity. There is the additional risk that each Fund will not be able to maintain a stable $1.00 per share net asset value as a result of a decrease in value of one or more of that Fund's portfolio securities.

Types of Securities and Their Risks

     Bankers'  Acceptances.  Each  Fund  may  invest  in  bankers'  acceptances.
Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     Certificates of Deposit. Each Fund may invest in bank certificates of deposit ("CDs"). The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

     Commercial Paper. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

     Eurodollar Certificates of Deposit. Each Fund may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from CDs issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

     Municipal Instruments. As used in this Prospectus and in the SAI, Municipal Instruments include the following instruments and related participation interests: (1) municipal bonds; (2) municipal commercial paper; (3) municipal notes; (4) private activity bonds or industrial development bonds; (5) put bonds; and (6) variable rate demand instruments. Some Municipal Instruments issued by Federal instrumentalities are not backed by the full faith and credit of the U.S. Government. However, each Fund deems any Municipal Instrument backed directly, or indirectly through insurance or any other arrangement, or by the full faith and credit of the U.S. Government, to be a high-grade Municipal Instrument for the Fund's purposes. Where advisable, to ensure that each Fund's investments are all high-grade, it will require Municipal Instruments to be supported by a standby letter of credit or a similar obligation of a creditworthy financial institution.

     Municipal Bonds. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, the condition of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix B to the SAI for a description of municipal bond ratings.

     Municipal Commercial Paper. Issues of municipal commercial paper are short-term unsecured negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt. See Appendix A to the SAI for a description of municipal commercial paper ratings.

     Municipal Notes. Municipal notes are principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. These obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. See Appendix C to the SAI for a description of municipal note ratings.

     Private Activity Bonds or Industrial Development Bonds. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs") are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" in the SAI for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

     Put Bonds. A "put bond" is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer at a specified price with interest and exercise date, which is typically well in advance of the bond's maturity date. Each Fund may invest in multi-modal put (or tender option) bonds. A tender option bond generally allows the underwriter or issuer, at its discretion over the life of the indenture, to convert the bond into one of several enumerated types of securities or "modes" upon 30 days' notice to holders. Within that 30 days, holders must either submit the existing security to the paying agent to receive the new security, or put back the security and receive principal and interest accrued up to that time. Tax-Exempt Money Market Fund will only invest in put bonds as to which it can exercise the put feature on not more than 7 days' notice if there is no liquid secondary market available for these obligations.

     Variable Rate Demand Instruments. Each Fund may invest in variable rate demand instruments ("VRDIs"). VRDIs generally are revenue bonds, issued primarily by or on behalf of public authorities, and are not backed by the taxing power of the issuing authority. The interest on VRDIs is adjusted periodically, and the holder of a VRDI can demand payment of all unpaid principal plus accrued interest from the issuer on not more than seven calendar days' notice. An unrated VRDI purchased by a Fund must be backed by a standby letter of credit of a creditworthy financial institution or a similar obligation of at least equal quality. Each Fund periodically reevaluates the credit risks of such unrated instruments. There is a recognized after-market for VRDIs. VRDIs may include instruments where adjustments to interest rates are limited either by state law or the instruments themselves. As a result, these instruments may experience greater changes in value than would otherwise be the case. The maturity of VRDIs is deemed to be the longer of the (a) demand period or (b) time remaining until the next adjustment to the interest rate thereon, regardless of the stated maturity on the instrument. Benefits of investing in VRDIs may include reduced risk of capital depreciation and increased yield when market interest rates rise. However, owners of such instruments forego the opportunity for capital appreciation when market interest rates fall. See the SAI for more information concerning VRDIs.

     Participation Interests. Each Fund may acquire any eligible Municipal Instrument in the form of a participation interest. Under such an arrangement, the Fund acquires as much as a 100% interest in a Municipal Instrument held by a bank or other financial institution at a negotiated yield to the Fund. Banks or other financial institutions may retain a fee, amounting to the excess of interest paid on an instrument over the negotiated yield to the Fund, for issuing participation interests to the Fund. Each Fund will acquire written participation interests in Municipal Instruments only if they are issued by banks or other financial institutions which, in the Adviser's opinion, present minimal credit risk to the Fund. Participation interests may be accompanied by a standby commitment by the bank or other financial institution to repurchase the participations at the option of the Fund. Each Fund purchases such a participation only if the issuer has a private letter ruling from the Internal Revenue Service or an opinion of its counsel that interest on the participation for which standby commitments have been issued is exempt from Federal income taxation. Participations that are not accompanied by a standby commitment may not be liquid assets. See "Restricted Securities and Illiquid Investments." Cash Management Fund will only purchase participations accompanied by a standby commitment.

     Repurchase Agreements. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

     Restricted Securities and Illiquid Investments. Cash Management Fund may invest up to 10% of its net assets in illiquid securities, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended ("Rule 144A Securities"), which the Fund's Board of Directors or Adviser has determined are liquid under Board-approved guidelines. In addition, there is the risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.

     Standby Commitments. Each Fund may acquire standby commitments from banks with respect to the Fund's simultaneous purchases of Municipal Instruments. Under this arrangement, a bank agrees to buy a particular Municipal Instrument from the Fund at a specified price at the Fund's option. A standby commitment will be secured by the value of the underlying Municipal Instruments for which the commitment is issued. Standby commitments are acquired solely to provide the Fund with the requisite liquidity to meet large redemptions. Upon the exercise of a standby commitment, the Fund tenders the Municipal Instrument to the issuer of the commitment and normally the Fund receives in return the purchase price of the Municipal Instrument, adjusted to reflect any amortized market premium or original issue discount with the interest thereon. Because each Fund values its portfolio at amortized cost, the amount payable by a bank under a standby commitment is almost, if not precisely, equal to the Fund's value of such Municipal Instrument. Standby commitments are subject to certain risks, including the issuer's inability to pay for the Municipal Instruments when the commitment is exercised, their lack of marketability, the variance between maturities on the commitment and the Municipal Instrument for which it was issued, and the lack of familiarity with standby commitments in the marketplace. See the SAI for more information concerning standby commitments.

     Time Deposits. Each Fund may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits that may be held by each Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

     Variable Rate and Floating Rate Notes. Each Fund may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes that are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

     The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Each Fund will invest in obligations that are unrated only if the Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of each Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

                                  HOW TO INVEST


     Class B shares of the Funds may be acquired only through an exchange of Class B shares from another Eligible Fund, as defined below, or through the payment of dividends on Class B shares. Direct purchases of Class B shares will not be accepted. The minimum initial investment by exchange to establish a new account in Class B shares is $1,000. You may open a Cash Management Fund account with $500 for individual retirement accounts ("IRAs") or, at the Fund's discretion, a lesser amount for Simplified Employee Pension Plans ("SEPS"), salary reduction SEPs ("SARSEPS"), SIMPLE-IRAs and qualified or other retirement plans. If you are opening a Fund account by reinvesting redemption proceeds within a certain time, the minimum initial investment is $500 (see "Reinvestment after Redemption"). There is no minimum on subsequent investments. Class B shares of a Fund will be purchased for your account at the net asset value on any day the New York Stock Exchange ("NYSE") is open for regular trading ("Trading Day"). Class B shares may be subject to a contingent deferred sales charge ("CDSC") upon redemption. See "How to Sell Shares." Orders received by the Fund's transfer agent, Administrative Data Management Corp. ("Transfer Agent") on a Trading Day prior to 12:00 noon, New York City time will be credited to your account on that Trading Day. Orders received after that time will be credited to your account the morning of the following Trading Day. For a discussion of pricing practices in the event the Funds must halt operations due to an emergency, see the SAI. Each Fund reserves the right to reject any order for its shares for any reason and to suspend the offering of its shares.


     Retirement Plans. You may invest in shares of Cash Management Fund through a traditional, Roth or Education IRA, SEP, SARSEP, SIMPLE-IRA or any retirement plan.

     Transfer of Shares. Shareholders may transfer the ownership of their shares in a Fund account to another party. Because the Funds do not offer their shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record and does not wish to complete the paperwork necessary to become a client of First Investors, the Funds reserve the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer. For more information on how to transfer your Fund shares, call your Representative or call Shareholder Services at 1-800-423-4026.

     Eligible Funds. With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund, First Investors U.S. Government Plus Fund and Executive Investors Trust are not Eligible Funds. The Funds, unless otherwise noted, are not Eligible Funds.

     General. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to dealers which employ a dealer representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors funds during a specific period of time. Such bonus or other compensation may take the form of reimbursement of certain seminar expenses, co-operative advertising, or payment for travel expenses, including lodging incurred in connection with trips taken by qualifying dealer representatives to the Underwriter's principle office in New York City. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                             HOW TO EXCHANGE SHARES

     Should your investment needs change, Class B shares of the Funds may be exchanged for Class B shares of any Eligible Fund at net asset value. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must either be a full exchange or meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Exchanges will be deemed to take place on the Trading Day following the day of the exchange. Before exchanging Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent by 12:00 noon, New York City time, on a Trading Day will be processed on that Trading Day; exchange requests received after that time will be processed the following Trading Day.

     Exchanges By Mail. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

      Exchanges By Telephone.  See "Telephone Transactions," below.

     Additional Exchange Information. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES


     You may redeem your Fund shares on any Trading Day directly through the Transfer Agent. Your Representative may help you with this transaction. Shares in a non-retirement account may be redeemed by mail or telephone or by wire to a pre-designated account at a financial institution. Shares in a retirement account may only be redeemed by mail. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before 12:00 noon, New York City time, on a Trading Day will be processed on that Trading Day; redemption requests received after that time will be processed on the following Trading Day. Payment of redemption proceeds generally will be made within seven days. Shareholders may not redeem shares by telephone or Electronic

Fund Transfer unless the shares being redeemed have been owned for at least 15 days. Redemption checks returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. For a discussion of pricing practices in the event the Funds must halt operations due to an emergency, see the SAI.


     A CDSC is imposed upon most redemptions of Class B shares at the rates set forth below:

                                              Contingent Deferred Sales Charge
        Year Since Purchase                  as a Percentage of Dollars Invested
          Payment Made                              or Redemption Proceeds
        -------------------                  -----------------------------------
     First...............................                   4%
     Second..............................                   4
     Third...............................                   3
     Fourth..............................                   3
     Fifth...............................                   2
     Sixth...............................                   1
     Seventh and thereafter..............                   0

     The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in your paying the lowest possible CDSC.

     For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

     Conversion of Class B Shares. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between

Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares.

     Redemptions By Mail. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Signature Guarantees. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

     Redemptions By Telephone. See "Telephone Transactions," below.

     Electronic Fund Transfer. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the Electronic Fund Transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

     Should you desire to change the name of the financial institution or the designation or number of the account that would receive redemption proceeds, a written request must be sent to the Transfer Agent at the address set forth above. All registered owners of the account must sign the request in the identical manner as the account is registered, and each signature must be guaranteed. The Funds and the Transfer Agent are entitled to require such further documentation as they may deem necessary.

     Systematic Withdrawal Plan. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

     Reinvestment after Redemption. If you redeem Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, please see the SAI or call Shareholder Services at 1-800-423-4026.

     Repurchase through Underwriter. You may redeem Class B shares through a dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value, less any applicable CDSC, next determined after the making of such offer. The dealer may charge you a fee for handling any redemption transaction.

     Redemption of Low Balance Accounts. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, acquire additional Fund shares of the same class through an exchange of Class B shares from another Eligible Fund so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value.

     Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

     Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before 12:00 noon, New York City time, on a Trading Day will be processed on that Trading Day; requests received after that time will be processed on the following Trading Day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

     Telephone Exchanges. Exchange requests may be made by telephone (provided no certificate has been issued for the shares).

     Telephone Redemptions. The telephone redemption privilege may be used to redeem shares from a non-retirement account provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000; (5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000; and (6) the shares being redeemed have been owned for at least fifteen days. Telephone redemption instructions will be accepted from any one owner or authorized individual.

     Additional Information. The Funds, the Adviser, the Underwriter and their officers, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or overnight mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

     Board of Directors. Each Fund's Board of Directors, as part of its overall management responsibility, oversees various organizations responsible for that Fund's day-to-day management.

     Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


     As compensation for its services, the Adviser receives a fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1997, the advisory fees for Cash Management Fund and Tax-Exempt Money Market Fund were 0.50% of each Fund's average daily net assets.


     Underwriter. Each Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all CDSCs in connection with each Fund's Class B shares and may receive other payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

     Pursuant to separate distribution plans pertaining to each Fund's Class B shares ("Class B Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares
("distribution  fees")  and  the  servicing  or  maintenance  of  existing  Fund shareholder accounts ("service fees"). Pursuant to the Class B Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Class B shares of a Fund. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

     Pursuant to each Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to

Class B shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under each Class B Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

     Although  Class B shares  are sold  without an initial  sales  charge,  the
Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

     The Funds may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of each Fund is determined at 12:00 noon (New York City time) on each Trading Day, and at such other times as each Fund's Board of Directors deems necessary, by dividing the value of the Fund's securities, plus any cash and other assets, less all of its liabilities by the number of shares outstanding. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily. At present, net asset value is not calculated on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the SAI for more information concerning the determination of net asset value.


                                    DIVIDENDS

     Each Fund's net investment income is determined daily at 12:00 noon (New York City time) on each Trading Day. Each daily determination of a Fund's net investment income takes into account accrued interest and earned discount on its portfolio investments plus or minus all realized short-term gains and losses on the Fund's securities less accrued expenses.

     Generally, all of the net income of a Fund is declared on each Trading Day as a dividend to shareholders of record at the time of the declaration. You will be entitled to receive the dividend for the number of Class B shares you own, each day, after adding shares purchased and subtracting shares redeemed that day at 12:00 noon, New York City time, provided the Fund has received, by 12:00 noon, notification of the fact that such purchase has been made and that federal funds are being wired, and of proper account information. If you purchase shares of a Fund, your shares will begin to earn dividends on the day federal funds are credited to your Fund account. See "How To Buy Shares." Shares acquired by an exchange will begin to earn dividends on the Trading Day following the exchange. Generally, each month's declared dividends are paid on the first day of the following month in additional shares of the distributing Fund. If you redeem all of your shares at any time during the month, you are paid all dividends declared through the day prior to the date of redemption, together with the proceeds of the redemption. The Fund's net income for Saturdays, Sundays and holidays is declared as a dividend on the evening of the last business day before such day or days. The Funds do not expect to realize net long-term capital gains and thus do not anticipate paying any long-term capital gain distributions.

     You may elect to receive dividends in cash by notifying the Transfer Agent by telephone or in writing at least five days prior to the last business day of the month. Your election remains in effect until you revoke it by notifying the Transfer Agent.

     A dividend paid by a Fund will be paid in additional shares of that class and not in cash if either of the following events occurs: (1) the total amount of the dividend is under $5 or (2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend check returned in the same manner will be treated as a request by you to change your dividend option to reinvest. The proceeds will be reinvested in additional shares until the Fund receives new instructions.

                                      TAXES

     Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended, so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) that it distributes to its shareholders. In addition, Tax-Exempt Money Market Fund intends to continue to qualify to pay "exempt-interest dividends" (as defined below), which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of Municipal Instruments.

     Distributions by Tax-Exempt Money Market Fund of the excess of interest income from Municipal Instruments over certain amounts disallowed as deductions, which are designated by the Fund as "exempt-interest dividends," generally may be excluded by you from gross income. Distributions by a Fund of interest income from taxable obligations are taxable to you as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or paid in additional Fund shares. You will receive a statement following the end of each calendar year describing the tax status of distributions paid by your Fund during that year.

     Interest on indebtedness incurred or continued to purchase or carry shares of Tax-Exempt Money Market Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. The Fund does not intend to invest in PABs or IDBs the interest on which is treated as a Tax Preference Item.

     Proposals have been, and in the future may be, introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. If such a proposal were enacted, the availability of Municipal Instruments for investment by Tax-Exempt Money Market Fund and the value of its portfolio securities would be affected. In that event, the Fund would reevaluate its investment objective and policies.

     Each Fund is required to withhold 31% of all taxable dividends payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number and in certain other circumstances.

     No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares to Class A shares.

     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. For example, Tax-Exempt Money Market Fund's distributions may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.

                             PERFORMANCE INFORMATION

     Each Fund may advertise current yield quotations for each class of shares based on its daily dividends. The Funds may advertise yield for seven-day or other periods. For purposes of current yield quotations, the dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by a Fund's average net asset value per share for the seven-day period. When advertising yield for other than seven-day periods, the same formula will be used, except that the base period will differ accordingly.

     Tax-Exempt Money Market Fund may also advertise its tax-equivalent yield and tax-equivalent effective yield for each class of shares. Tax-equivalent yields show the taxable yields an investor would have to earn to equal the Fund's tax-free yields. The tax-equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Fund's tax-free yield.

     Yield will fluctuate from time to time. Yield reflects past performance and does not necessarily indicate future results. Each class of shares of a Fund has different expenses which will affect its yield. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income.

                               GENERAL INFORMATION

     Organization. Cash Management Fund and Tax-Exempt Money Market Fund were incorporated in the state of Maryland on July 17, 1978 and March 11, 1983, respectively. Each Fund's authorized capital stock consists of 5 billion shares of common stock, all of one series, with a par value per share of $0.01. Each Fund is authorized to issue shares of common stock in such separate and distinct series and classes of series as the particular Fund's Board of Directors shall from time to time establish. The shares of common stock of each Fund are presently divided into two classes, designated Class A shares and Class B shares. The Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, such Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above.

     Class A Shares. Each of the Funds also offers Class A shares, which may be purchased at net asset value. Class A shares may be exchanged for shares of the same class of any other Eligible Fund. Exchanges of Class A shares of a Fund may be subject to a sales charge. Class A shares offer investors certain account privileges which are not available to Class B shareholders. Class A shares are generally subject to lower overall expenses and are not subject to ongoing distribution expenses. The Funds' Class A Prospectus is available at no charge upon request to your Representative.

     Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

     Share Certificates. The Funds do not issue certificates for their shares. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

     Confirmations and Statements. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash.

     Shareholder Inquiries. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.


     Annual and Semi-Annual Reports and Prospectuses to Shareholders. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.

     Year 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January

1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                                TABLE OF CONTENTS
================================================================================
Fee Table .................................................................    2
Financial Highlights ......................................................    4
Investment Objectives and Policies ........................................    6
How to Invest .............................................................   12
How to Exchange Shares ....................................................   13
How to Redeem Shares ......................................................   14
Telephone Transactions ....................................................   17
Management ................................................................   18
Distribution Plans ........................................................   18
Determination of Net Asset Value ..........................................   19
Dividends .................................................................   19
Taxes .....................................................................   20
Performance Information ...................................................   21
General Information .......................................................   21

Investment Adviser                               Custodian
First Investors Management                       The Bank of New York
  Company, Inc.                                  48 Wall Street
95 Wall Street                                   New York, NY  10286
New York, NY  10005
                                                 Transfer Agent
Underwriter                                      Administrative Data
First Investors Corporation                        Management Corp.
95 Wall Street                                   581 Main Street
New York, NY  10005                              Woodbridge, NJ  07095-1198

Legal Counsel                                    Auditors
Kirkpatrick & Lockhart LLP                       Tait, Weller & Baker
1800 Massachusetts Avenue, N.W.                  8 Penn Center Plaza
Washington, D.C.  20036                          Philadelphia, PA  19103


This Prospectus is intended to constitute an offer by either Fund only of the securities of the other Fund of which it is the issuer and is not intended to constitute an offer by either Fund of the securities of the other Fund whose securities are also offered by this Prospectus. Neither Fund intends to make any representation as to the accuracy or completeness of the disclosure relating to the other Fund in this Prospectus relating to the other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by either Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Cash Management
Fund, Inc.
---------------------------


First Investors
Tax-Exempt Money
Market Fund, Inc.
---------------------------



Prospectus
---------------------------



April 30, 1998


First Investors Logo


Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness


FIMM001B

FIRST INVESTORS CASH MANAGEMENT FUND, INC.
FIRST INVESTORS TAX-EXEMPT MONEY MARKET FUND, INC.

95 Wall Street                                                    1-800-423-4026
New York, New York 10005


                       Statement of Additional Information
                              dated April 30, 1998


     This is a Statement of Additional Information ("SAI") for First Investors Cash Management Fund, Inc. ("Cash Management Fund") and First Investors Tax-Exempt Money Market Fund, Inc. ("Tax-Exempt Money Market Fund"), each of which is an open-end diversified management investment company. Cash Management Fund and Tax-Exempt Money Market Fund are referred to herein as "Funds."

     The investment objective of Cash Management Fund is to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The investment objective of Tax-Exempt Money Market Fund is to earn a high rate of current income exempt from Federal income tax and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"), as is consistent with the preservation of capital and maintenance of liquidity. There can be no assurance that the objective of either Fund will be realized.


     This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectuses dated April, 30 1998, which may be obtained free of cost from the Funds at the address or telephone number noted above.


                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Investment Policies .....................................................    2
Investment Restrictions .................................................    6
Directors and Officers ..................................................   10
Management ..............................................................   12
Underwriter .............................................................   13
Distribution Plans ......................................................   13
Determination of Net Asset Value ........................................   16
Allocation of Portfolio Transactions ....................................   16
Additional Exchange and Redemption Information and Other Services .......   17
Taxes ...................................................................   25
Performance Information .................................................   26
General Information .....................................................   29
Appendix A ..............................................................   30
Appendix B ..............................................................   31
Appendix C ..............................................................   33
Appendix D ..............................................................   34
Financial Statements ....................................................   40

                               INVESTMENT POLICIES

     Municipal Bonds. Most private activity bonds ("PABs") and industrial development bonds ("IDBs") are pure revenue bonds and are not backed by the taxing power of the issuing authority or agency. Consequently, the payment of principal and interest on PABs and IDBs usually depends entirely on the ability of the owner of the project financed to meet its financial obligation to repay the bonds. In many instances these financial obligations of private parties are secured by liens or pledges upon real and personal property or are backed up by a standby letter of credit issued by a commercial bank, which letter of credit effectively guarantees payment of principal and interest on behalf of the party obligated to pay. Banks which issue standby letters of credit to support the payment of principal and/or interest on PABs and IDBs are restricted as to the form the letter of credit may take, the total amount committed by standby letters of credit that may be issued on behalf of one person or affiliates thereof and will usually only have to fulfill their obligation when there is little chance of recovery against the defaulting account party. If, with respect to any security purchased by Tax-Exempt Money Market Fund, there is a guarantee or letter of credit supporting that security, the guarantee or letter of credit shall not be deemed to be a security issued by the guarantor; provided that the value of all securities issued or guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the total assets of the Fund.

     Put Bonds. Each Fund may invest in put bonds that have a fixed rate of interest and a final maturity beyond the date on which the put may be exercised. If the put is a "one time only" put, the Fund ordinarily will either sell the bond or put the bond, depending upon the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the judgment of the Fund's adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"), it is in the best interest of the Fund to do so. There is no assurance that an issuer of a put bond acquired by the Fund will be able to repurchase the bond on the exercise date, if the Fund chooses to exercise its right to put the bond back to the issuer.

     Rating Changes. Following acquisition by a Fund, an instrument may no longer be rated or may have its rating changed to one that is unacceptable to the Fund. Either of these events will not necessarily cause the Fund to sell such instrument. Rather, the Adviser or the applicable Fund's Board of Directors, as appropriate, will consider the change or deletion of a rating in assessing whether or not the Fund should continue to hold such instrument. Unrated instruments purchased by a Fund will be periodically re-evaluated.

     Repurchase Agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Neither Fund will enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of such Fund's net assets would be invested in such repurchase agreements and other illiquid investments.


     Restricted Securities and Illiquid Investments. Neither Fund will purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the applicable Fund's Board of Directors or the Adviser has determined under Board-approved guidelines are liquid.


     Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 10% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

     Standby Commitments. Each Fund may acquire standby commitments from banks with respect to simultaneous purchases of short-term, high quality, fixed and variable rate instruments issued by state and municipal governments and by public authorities ("Municipal Instruments") for the Fund's portfolio. See "Investment Objectives and Policies" in the Prospectus. Under this arrangement, a bank agrees to buy a particular Municipal Instrument from a Fund at a specified price at the Fund's option. A standby commitment is similar to a put option for a particular Municipal Instrument in a Fund's portfolio. Standby commitments acquired by a Fund are not added to the computation of that Fund's net asset value. Standby commitments are subject to certain risk, including the issuer's ability to pay for the Municipal Instruments when a Fund decides to sell the Municipal Instrument for which it is issued and the lack of familiarity with standby commitments in the marketplace.

     The Funds' ability to exercise their rights under a standby commitment is unconditional, without any limitation whatsoever, and non-transferable. The Funds, however, are permitted to sell a Municipal Instrument covered by a standby commitment at any time and to any person.

     The Funds may pay a consideration to a bank for the issuance of a standby commitment if necessary and advisable. Such a consideration may take the form of either a payment in cash, or the payment of a higher price for Municipal Instruments covered by such a commitment. The effect of the payment of such consideration is to reduce the yield to maturity for the Municipal Instruments so covered. The total amount a Fund may pay as consideration in either manner, on an annual basis, of the issuance of standby commitments may not exceed 0.50% of that Fund's total assets.

     Standby commitments acquired by a Fund are not added to the computation of that Fund's net asset value and are valued at zero. When a Fund pays a consideration for the issuance of a standby commitment, the cost is treated as unrealized depreciation for the time it is held by the Fund. The dollar weighted average maturity calculation for the Fund is not affected by standby commitments.

     In the absence of either a favorable ruling of the Internal Revenue Service ("IRS"), or opinion from the bond issuer's counsel, that the Interest on Municipal Instruments for which standby commitments have been issued is exempt from Federal income taxation, the Funds will not acquire standby commitments.


     U.S. Government Securities. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States or by the right of the issuer to borrow from the U.S. Treasury. In the case of securities not backed by full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which a Fund may invest that are not backed by the full faith and credit of the U.S. Government include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.


     Securities which are backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. Treasury bills have maturities of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have maturities of greater than five years.

     Variable Rate Demand Instruments. Each Fund may invest in Variable Rate Demand Instruments ("VRDIs"). The interest on these instruments is adjusted at various intervals ranging from one day to six months, and the adjustments are based on market conditions. These instruments allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. The Funds will invest only in VRDIs that have a demand notice period of not more than seven calendar days in length. Usually, the Funds may also demand payment from a redemption agent. In either instance, the obligation to pay the holder upon demand is usually backed by a standby letter of credit issued by a commercial bank to support the obligation of the party which has the duty to pay upon demand. Issuers of VRDIs may have the right to prepay the outstanding principal and interest upon the instrument in their discretion with a notice period to the holder for prepayment by the issuer usually equal to that for the demand feature.

     Banks issuing standby letters of credit to support VRDIs receive a fee from or on behalf of the issuer to establish the credit and may charge other fees if the standby letter of credit is drawn upon. Such banks also enter into a reimbursement agreement whereby the issuer or the redemption agent agrees to reimburse the bank for any draw under the standby letter of credit. Such reimbursement agreement, however, in no way affects the obligation of the bank issuing the standby letter of credit, and payment of the Funds under a demand feature backed by a standby letter of credit is not conditioned upon the bank's likelihood of recovery under the reimbursement agreement. Consequently, the Adviser will monitor the quality of the bank issuing any standby letter of credit which supports the demand feature of any VRDI purchased by the Funds.

     VRDIs reduce the likelihood of changes in value in the obligations they represent as is typical with fixed rate instruments. As interest rates change, fixed rate instruments' values change as the market re-evaluates the price of the fixed rate of income in light of new market interest rates. If interest rates rise, the value of an existing fixed rate instrument may fail to provide a new purchaser with the effective market rate of income then prevailing. If interest rates fall, the value of such an instrument may rise for similar reasons. If interest rates change, the value of a VRDI should not change as much as a fixed rate obligation, to the extent rate adjustments on the variable rate instrument mirror the market. Therefore, the potential risk of capital depreciation is much lower on a VRDI than on a fixed rate obligation, although the potential for capital appreciation is also reduced. VRDIs are not comparable to long-term fixed-rate securities, and the rates on these instruments may be higher or lower than simultaneous market rates for fixed rate securities of similar quality and time to maturity.

     To determine time to maturity of VRDIs for the purpose of either the 397-day maturity maximum for all of the Funds' investments or for computing the Funds' dollar weighted average portfolio maturity, the maturity of the instrument is deemed to be the greater of (1) the notice period required before the Funds may receive payment under the demand feature of the instrument, or (2) the time remaining until the next interest rate adjustment on the instrument.


     When-Issued Securities. When the Tax-Exempt Money Market Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, delivery of, and payment for, the instruments occur up to 45 days after the Fund agrees to purchase the instruments. The purchase price to be paid by the Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities "when-issued." The Fund is permitted to sell when-issued securities prior to issuance of such securities, but will not purchase such securities with that purpose intended. The Fund establishes a separate account on its books and records or with the Custodian consisting of cash or liquid debt securities equal to the amount of the Fund's commitment and valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund must deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of other Municipal Instruments, and, if necessary, from sale of the when-issued securities themselves, although this is not ordinarily expected.


                             INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by such Fund at the time it purchases any security.

     Cash Management Fund. Cash Management Fund will not:

     (1) Pledge assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings.

     (2) Make loans, except by purchase of debt obligations and through repurchase agreements referred to under "Investment Objective and Policies" in the Prospectuses, provided, however, that repurchase agreements maturing in more than seven days will not exceed 10% of the Fund's net assets (taken at current value).

     (3) Purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof more than 25% of the Fund's total assets (taken at current value) would be invested in the obligations of one or more issuers having their principal business activities in the same industry; provided, however, that the Fund may invest more than 25% of its total assets in the obligations of banks.

     (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (5) Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

     (6) Make short sales of securities unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto.

     (7) Write or purchase any put or call options.

     (8) Borrow money, except as a temporary or emergency measure (not for leveraging or investment) in an amount not to exceed 5% of the value of its assets.

     (9) Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

     (10) Purchase the securities of other investment companies or investment trusts.

     (11) Purchase or retain any securities of another issuer if persons affiliated with the Fund or its Adviser owning individually more than one-half of one percent of said issuer's outstanding stock own, in the aggregate, more than five percent of said issuer's outstanding stock.

     (12) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (13) Invest in companies for the purpose of exercising control or management.

     (14) Issue senior securities.

     (15) Buy or sell real estate, commodities, or commodity contracts (unless acquired as a result of ownership of securities) or interests in oil, gas or mineral exploration.

     The Fund has adopted the following non-fundamental investment restrictions which may be changed without shareholder approval:

     (1) The Fund will not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the 1933, Act or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     (2) Notwithstanding fundamental investment restriction (1) above, the Fund will not pledge its assets in excess of an amount equal to 10% of its net assets.

     (3) Notwithstanding fundamental investment restriction (4) above, with respect to 100% of its total assets, the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the Funds total assets would be invested in the securities of that issuer.

     Tax-Exempt Money Market Fund. Tax-Exempt Money Market Fund will not:

     (1) Borrow money, except as a temporary or emergency measure (not for leveraging or investment) in an amount to exceed 5% of the value of its assets.

     (2) Pledge assets, except that the Fund may pledge not more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with paragraph (1) above.

     (3) Make loans, except by purchase of debt obligations and through repurchase agreements provided.

     (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof) if, as a result thereof, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer. The Fund will not invest in securities such that any one bank's letters of credit support more than 10% of the Fund's total assets.

     (5) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

     (6) Purchase securities on margin (but the Fund may obtain such credits as may be necessary for the clearance of purchases and sales of securities).

     (7) Make short sales of securities.

     (8) Write or purchase any put or call options, except stand-by commitments.

     (9) Knowingly purchase a security which is subject to legal or contractual restrictions on resale or for which there is no readily available market.

     (10) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (11) Purchase the securities of a company if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of companies which, including predecessors, have a record of less than three years' continuous operation.

     (12) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

     (13) Purchase or retain any securities of another issuer if persons affiliated with the Fund or its Adviser or management owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than 5% of said issuer's outstanding stock (or securities convertible into stock).

     (14) Invest in companies for the purpose of exercising control or management.

     (15) Issue senior securities.

     (16) Buy or sell real estate, commodities or commodity contracts (unless acquired as a result of ownership of securities) or interest in oil, gas or mineral explorations, provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

     The Fund has adopted the following non-fundamental restrictions which may be changed without shareholder approval:

     (1) Notwithstanding fundamental investment restriction (2) above, the Fund will not pledge its assets in excess of an amount equal to 10% of its net assets.

     (2) Notwithstanding fundamental investment restriction (4) above, with respect to 100% of its total assets, the Fund will not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the Funds total assets would be invested in the securities of that issuer.

     (3) Notwithstanding fundamental investment restriction (16) above, the Fund will not invest in real estate limited partnership interests or in interests in real estate investment trusts that are not readily marketable.

                             DIRECTORS AND OFFICERS

     The following table lists the Directors and executive officers of the Funds, their business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

Glenn O. Head*+ (72), President and Director. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation
("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

James J. Coy (84),  Emeritus  Director,  90 Buell Lane, East Hampton,  NY 11937.
Retired;  formerly  Senior  Vice  President,   James  Talcott,  Inc.  (financial
institution).

Roger L. Grayson* (41), Director, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

Kathryn S. Head*+ (42), Director, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

Rex R. Reed (76), Director, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

Herbert Rubinstein (76), Director, 695 Charolais Circle, Edwards, CO 81632-1136.
Retired;  formerly  President,   Belvac  International   Industries,   Ltd.  and
President, Central Dental Supply.

Nancy Schaenen (66), Director, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

James M. Srygley (65), Director, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

John T. Sullivan* (66), Director and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

Robert F. Wentworth (68), Director, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

Joseph I. Benedek (40), Treasurer and Chief Financial Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

Concetta Durso (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

Michael J. O'Keefe (32), Vice President. Portfolio Manager from December 1995; Assistant Portfolio Manager from 1985-1995.

------------------------

* These Directors may be deemed to be "interested persons," as defined in the 1940 Act.

+    Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

     The Directors and officers, as a group, owned less than 1% of the shares of any Fund.

     All of the officers and Directors, except for Mr. O'Keefe, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

     The following table lists compensation paid to the Directors of Cash Management Fund for the fiscal year ended December 31, 1997.


                                                  Pension or                            Total Compensation
                                                  Retirement                            From First
                                Aggregate         Benefits Accrued   Estimated Annual   Investors Family
                                Compensation      as Part of Fund    Benefits Upon      of Funds Paid to
Director                        From Fund*        Expenses           Retirement         Director*
--------                        ----------        ----------------   ----------------   ------------------
 James J. Coy**                 $1,172.28              $-0-              $-0-            $15,500.00
 Roger L. Grayson                     -0-               -0-               -0-                   -0-
 Glenn O. Head                        -0-               -0-               -0-                   -0-
 Kathryn S. Head                      -0-               -0-               -0-                   -0-
 Rex R. Reed                     2,813.47               -0-               -0-             37,200.00
 Herbert Rubinstein              2,813.47               -0-               -0-             37,200.00
 James M. Srygley                2,813.47               -0-               -0-             37,200.00


 John T. Sullivan                     -0-               -0-               -0-                   -0-
 Robert F. Wentworth             2,813.47               -0-               -0-             37,200.00
 Nancy Schaenen                  2,110.10               -0-               -0-             27,900.00

     The following table lists compensation paid to the Directors of Tax-Exempt Money Market Fund for the fiscal year ended December 31, 1997.

                                                  Pension or                            Total Compensation
                                                  Retirement                            From First
                                Aggregate         Benefits Accrued   Estimated Annual   Investors Family
                                Compensation      as Part of Fund    Benefits Upon      of Funds Paid to
Director                        From Fund*        Expenses           Retirement         Director*
--------                        ------------      ----------------   ----------------   ------------------
 James J. Coy**                 $250.00               $-0-               $-0-           $15,500.00
 Roger L. Grayson                   -0-                -0-                -0-                  -0-
 Glenn O. Head                      -0-                -0-                -0-                  -0-
 Kathryn S. Head                    -0-                -0-                -0-                  -0-
 Rex R. Reed                     600.00                -0-                -0-            37,200.00
 Herbert Rubinstein              600.00                -0-                -0-            37,200.00
 James M. Srygley                600.00                -0-                -0-            37,200.00
 John T. Sullivan                   -0-                -0-                -0-                  -0-
 Robert F. Wentworth             600.00                -0-                -0-            37,200.00
 Nancy Schaenen                  450.00                -0-                -0-            27,900.00

* Compensation to officers and interested Directors of the Funds is paid by the Adviser. In addition, prior to December 31, 1997, compensation to non-interested Directors of the Funds was voluntarily paid by the Adviser. Commencing January 1, 1998, compensation to non-interested Directors of the Funds is being paid by each Fund.

** On March 27, 1997, Mr. Coy resigned as a Director of the Funds. Mr. Coy did not resign due to a disagreement on any matters relating to the Funds' operations, policies or practices. Mr. Coy currently serves as an emeritus Director.

                                   MANAGEMENT

     Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of Directors of the applicable Fund, including a majority of the Directors who are not parties to such Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund.

     Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Fund's Directors. Each Advisory Agreement also provides that FIMCO shall provide the applicable Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated at any time without penalty by the applicable Fund's Directors or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to the applicable Fund, for a period of more than two years only if such continuance is approved annually either by such Fund's Directors or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of such Fund's Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

     Under each Advisory Agreement, each Fund pays the Adviser an annual fee, payable monthly, of 0.50% of its average daily net assets.


     For the fiscal years ended December 31, 1995, 1996 and 1997, Cash Management Fund paid $257,171, $625,485 and $669,184, respectively, in advisory fees. For the fiscal year ended December 31, 1995, the Adviser voluntarily waived $354,518 in advisory fees for that Fund. For the fiscal years ended December 31, 1995, 1996 and 1997, Tax-Exempt Money Market Fund paid $71,483, $123,037 and $105,807, respectively, in advisory fees. For the fiscal year ended December 31, 1995, the Adviser voluntarily waived $52,464 in advisory fees for that Fund. For the fiscal year ended December 31, 1997, the Adviser voluntarily assumed expenses for Cash Management Fund and Tax-Exempt Money Market Fund in the amounts of $379,265 and $57,762, respectively.


     Each Fund bears all expenses of its operations other than those incurred by the Adviser or the Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of preparing and printing prospectuses and shareholder reports; and proxy and shareholder meeting expenses.


     The Adviser has an Investment Committee composed of George V. Ganter, Margaret Haggerty, Glenn O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.


                                   UNDERWRITER

     Each Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the applicable Fund's shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Fund's shares, unless the Fund has agreed to bear such costs pursuant to a plan of distribution. See

"Distribution Plans." Each Underwriting Agreement was approved by the applicable Fund's Board of Directors, including a majority of the Independent Directors. Each Underwriting Agreement provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by the applicable Fund's Board of Directors or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of such Fund's Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

                               DISTRIBUTION PLANS

     As stated in the Funds' Prospectuses, pursuant to a separate plan of distribution for Class B shares adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act ("Class B Plan"), each Fund may compensate the Underwriter for certain expenses incurred in the distribution of that Fund's Class B shares and the servicing or maintenance of existing Fund Class B shareholder accounts.

     Each Class B Plan was approved by the applicable Fund's Board of Directors, including a majority of the Independent Directors, and by a majority of the outstanding Class B voting securities of such Fund. Each Class B Plan will continue in effect from year to year as long as its continuance is approved annually by either the applicable Fund's Board of Directors or by a vote of a majority of the outstanding Class B voting securities of such Fund. In either case, to continue, each Class B Plan must be approved by the vote of a majority of the Independent Directors of the applicable Fund. Each Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the each Class B Plan and the purposes for which such expenditures were made. While each Class B Plan is in effect, the selection and nomination of the applicable Fund's Independent Directors will be committed to the discretion of such Independent Directors then in office.

     In adopting each Class B Plan, the Board of Directors of each Fund considered all relevant information and determined that there is a reasonable likelihood that each Class B Plan will benefit each Fund and their Class B shareholders. The Board of Directors of each Fund believes that amounts spent pursuant to each Class B Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

     Each Class B Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding Class B voting securities of such Fund. Any change to the Class B Plan that would materially increase the costs to that class of shares of a Fund may not be instituted without the approval of the outstanding Class B voting securities of such Fund. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

     In reporting amounts expended under the Class B Plans to the Directors, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by a Fund's Class B shares will not be used to subsidize the sale of any other class of the Fund's shares.

     For the fiscal year ending  December 31,  1997,  Cash  Management  Fund and
Tax-Exempt Money Market Fund paid $1,694 and $338, respectively, in fees pursuant to their respective Class B Plan, all of which was paid as compensation to sales personnel as distribution fees.


     Tax-Exempt Money Market Fund has adopted a plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan"). The Class A Plan is designed to encourage Dealers, as that term is defined in the Prospectus for Class A shares, to provide distribution services and to provide administrative support services to the Fund and its Class A shareholders. These services may include, but shall not be limited to, providing office space, equipment, telephone facilities and various personnel including clerical, supervisory and possibly computer, as is necessary or beneficial to establish and maintain Class A shareholder accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations and addresses and providing such other services as the Fund may reasonably request. Dealers will receive compensation from the Underwriter or FIMCO with respect to Class A shares owned from time to time by their clients. The schedules of fees and the basis upon which such fees will be paid is determined from time to time by the Underwriter.

     The Underwriter has the right to select, in its sole discretion, Dealers to participate in the Class A Plan and has the right to terminate with or without cause and in its sole discretion any agreement with a Dealer. Any agreement may be terminated, without penalty, at any time, by a vote of a majority of the Independent Directors upon not more than 60 days' written notice to any Dealer, or by vote of a majority of the outstanding Class A voting securities of Tax-Exempt Money Market Fund, or upon notice by the Underwriter.

     The Class A Plan was adopted by Tax-Exempt Money Market Fund's Directors, including a majority of the Independent Directors. In adopting the Class A Plan, the Fund's Board considered all relevant information and determined that there is a reasonable likelihood that the Class A Plan will benefit Tax-Exempt Money Market Fund and its shareholders.

     The Class A Plan will continue in effect from year to year as long as its continuance is approved annually by either Tax-Exempt Money Market Fund's Board of Directors or by a vote of a majority of the outstanding Class A voting securities of the Fund. In either case, to continue, the Class A Plan must be approved by the vote of a majority of the Independent Directors. The Board reviews promptly after the end of each fiscal quarter and fiscal year, a written report provided by the Treasurer of the amounts expended under the Class A Plan and the purposes for which such expenditures were made. While the Class A Plan is in effect, the selection and nomination of the Independent Directors of Tax-Exempt Money Market Fund will be committed to the discretion of such Independent Directors then in office.

     The Class A Plan can be terminated at any time by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class A voting securities of the Fund. Any material change to the Class A Plan or any change that would materially increase the costs to the Class A shareholders of the Fund may not be instituted without the approval of the outstanding Class A voting securities of the Fund. Such changes also require approval by a majority of the Fund's Independent Directors.

                        DETERMINATION OF NET ASSET VALUE

     Each Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectuses. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

     The Board of Directors of each Fund has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for any Fund, the Board of Directors will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each Fund maintains a dollar weighted average portfolio maturity of 90 days or less and does not purchase any instrument with a remaining maturity greater than 13 months, limits portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the Directors determine present minimal credit risks as advised by the Adviser, and complies with certain reporting and recordkeeping procedures. There is no assurance that a constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the Board will take appropriate action.

     Each Fund's Board of Directors may suspend the determination of the applicable Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekend and holiday closings, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

                      ALLOCATION OF PORTFOLIO TRANSACTIONS

     Purchases and sales of portfolio securities by a Fund generally are principal transactions. In principal transactions, portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by a Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price. Certain money market instruments may be purchased by the Funds directly from an issuer, in which no commissions or discounts are paid. Tax-Exempt Money Market Fund may purchase fixed income securities on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.

     If any transactions are effected on an agency basis, the Adviser will seek best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to a Fund or the Adviser by such member or broker. In addition, upon the instruction of each Fund's Board of Directors, the Adviser may use dealer concessions available in fixed price underwritings to pay for such research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services may be used by the Adviser in connection with a Fund. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker-dealer participate in these commissions.

     The Adviser may combine transaction orders placed on behalf of a Fund and any other Fund in the First Investors Group of Funds, any series of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Fund's Board of Directors.

                       ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

Systematic Investing

     First Investors Money Line. This service allows you to invest in Class A shares of a Fund through automatic deductions from your bank checking account, provided you have Electronic Fund Transfers privileges. See "Electronic Fund Transfers," below. Scheduled investments in the minimum amount of $50 per month or $600 per year may be made. The frequency of investments may be bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually. In order to invest $2,500 or more through First Investors Money Line, a Medallion signature guarantee is required. See "Signature Guarantees." The maximum amount which may be invested through First Investors Money Line is $10,000 a month. Shares of the Fund are purchased on the investment date you select provided it is a Trading Day and the amount of the purchase is available funds in your designated bank account two business days prior to the investment date selected. You may change the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Control Dept. It takes between three and five business days to process most changes you request be made to your Money Line service. Money

Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

     Automatic Payroll Investment. You also may arrange for automatic investments in Class A shares in the minimum amount of $50 into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased on the Trading Day the electronic fund transfer is received by the Fund. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423-4026. Arrangements must also be made with your employer's payroll department.

     Cross-Investment of Cash Distributions. You may elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions from the same class of shares of another Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A or Class B shares into the same class of another Eligible Fund. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. Cash distributions from a Fund's Class B shares may only be invested into an existing Class B share account. If your distributions are to be invested in Class A shares in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

     Systematic Withdrawal Plan. Shareholders who own noncertificated Class A or Class B shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000 and you have dividends reinvested, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. The $5,000 minimum account balance is currently being waived for required minimum distributions on retirement plan accounts. Additionally, regardless of the amount of your Class A or Class B Fund account, you may also elect to have the Systematic Plan payments automatically (i) invested at net asset value in the same class of shares of any other Eligible Fund or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Class A Eligible Fund account, you must invest a minimum of $600 per year. Systematic Plan payments from a Class B account must be invested in an existing Class B Eligible Fund account. Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

     Shareholders who own Class B shares may establish a Withdrawal Plan and elect to receive up to 8% of the value of their account (calculated as set forth below) each year without incurring any CDSC.

Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the value of their account. For example, if the value of the account is $15,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $15,000 divided by 12 monthly payments). However, if at the time of a payment the value of the account has fallen to $14,000, the shareholder will receive $93.33 free of any CDSC (8% of $14,000 divided by 12 monthly payments) and $6.67 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.

     The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.

     Electronic Fund Transfer. Shareholders may apply for the privilege of making Electronic Fund Transfers ("EFT") between Fund accounts and a predesignated bank account by completing an application and having all shareholders' signatures guaranteed. If the bank account registration is not identical to the Fund account, a signature guarantee of every bank account holder who is not an owner of the Fund account is required. Shareholders may choose EFT privileges for Money Line purchases, redemptions, dividend distributions and Systematic Withdrawal Plan payments. The minimum EFT redemption amount is $500 and the maximum is $50,000. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the EFT privileges at any time. Shareholders may not use EFT to redeem shares unless they have been owned for at least 15 days.

     Conversion of Class B Shares. Class B Shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first business day of the month in which the eighth anniversary of the initial purchase of such Class B shares occurs. For these purposes, the date of initial purchase shall mean (1) the first business day of the month in which such Class B shares were issued, or (2) for Class B shares obtained through an exchange or a series of exchanges, the first business day of the month in which the original Class B shares were issued. For conversion purposes, Class B shares purchased through the reinvestment of dividends paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends.

     The availability of the conversion feature is subject to the continuing applicability of a ruling of the IRS, or the availability of an opinion of counsel, that: (1) the dividends paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"); and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. FIMCO has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

     If Tax-Exempt Money Market Fund implements any amendments to its Class A Plan that would increase materially the costs that may be borne under such Plan by Class A shareholders, a new target class into which Class B shares will convert will be established, unless a majority of Class B shareholders, voting separately as a class, approve the proposal.

     Waivers of CDSC on Class B Shares. The CDSC imposed on Class B shares does not apply to: (a) any redemption pursuant to the tax-free return of an excess contribution to an individual retirement account ("IRA") or other qualified retirement plan if the Fund is notified at the time of such request; (b) any redemption of a lump-sum or other distribution from qualified retirement plans or accounts provided the shareholder has attained the minimum age of 70 1/2 years and has held the Class B shares for a minimum period of three years; (c) any redemption by advisory accounts managed by the Adviser or any of its affiliates or for shares held by the Adviser or any of its affiliates; (d) any redemption  by  a  tax-exempt  employee  benefit  plan  if  continuance  of  the investment would be improper under applicable laws or regulations; (e) any redemption or transfer of ownership of Class B shares following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability;
(f) any redemption of shares purchased during the period April 29, 1996 through June 30, 1996 with the proceeds from a redemption of shares of a fund in another fund group for which no sales charge was paid, other than a money market fund or shares held in a retirement plan account; and (g) certain redemptions pursuant to a Withdrawal Plan (see "Systematic Withdrawal Plan"). For more information on what specific documents are required, call Shareholder Services at 1-800-423-4026.

     Signature Guarantees. The words "Signature Guaranteed" must appear in direct association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (3) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (4) an account registration is being transferred to another owner, (5) a transaction requires additional legal documentation; (6) the redemption request is for certificated shares; (7) your address of record has changed within 60 days prior to a redemption request; (8) multiple owners have a dispute or give inconsistent instructions; (9) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents; and (10) you elect EFT privileges.

     Reinvestment after Redemption. If you redeem Class A shares which were originally acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25% or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, at net asset value, on the date the Transfer Agent receives your purchase request. If you reinvest the entire proceeds of a redemption of Class B shares for which a CDSC has been paid, you will be credited for the amount of the CDSC. If you reinvest less than the entire proceeds, you will be credited with a pro rata portion of the CDSC. All credits will be paid in Class B shares of the fund into which the reinvestment is being made. The period you owned the original Class B shares prior to redemption will be added to the period of time you own Class B shares acquired through reinvestment for purposes of determining (a) the applicable CDSC upon a subsequent redemption and (b) the date on which Class B shares automatically convert to Class A shares. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within six months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."

     Super Checking Program Class A shareholders may establish Super Checking. Super Checking links your Fund account with a non-interest bearing checking account at First Financial Savings Bank, S.L.A. ("FFS"), an affiliate of the Funds. Each day, the Fund automatically "sweeps", or transfers, funds to your FFS account to cover your withdrawals, in increments of $100 ($1000 for Business Super Checking) to maintain a balance of $1,000 ($3,000 for Business Super Checking). FFS will accept deposits into the FFS account only by an electronic direct deposit, a federal funds wire transfer or by "sweep" from your Fund account. You will receive a consolidated monthly reconciliation statement summarizing all transactions. The Federal Deposit Insurance Corporation ("FDIC") insures your funds in your FFS account up to $100,000. Shares of your Fund are not insured by the FDIC, are not obligations of or guaranteed by FFS, and are subject to risk of loss of principal. For more information, see the Super Checking Account and Sweep Agreement.

     Telephone Transactions. Fund shares not held in certificate form may be exchanged or redeemed by telephone provided you have not declined telephone privileges. Telephone exchanges are also available between participant directed 401(k) accounts where FFS acts as Custodian, IRA accounts or 403(b) accounts of the same class of shares registered in the same name. Telephone exchanges are also available from an individually registered non-retirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file).

     As stated in the Funds' Prospectus, the Funds, the Adviser, the Underwriter and their officers, directors, and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, address, social security number and such other information as may be deemed necessary;
(2) recording all telephone instructions; and (3) sending written confirmation of each transaction to the shareholder's address of record.

     Check Redemption Privilege. Confirmation of redemptions effected through the Check Redemption Privilege and the actual checks may be provided to Class A shareholders on a monthly basis rather than a daily basis.

     Reduced Sales Charges. Class B shares of the Funds are eligible for the purchase of Class A shares of any Eligible Fund, as defined in the Prospectus, at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

     Cancelled Checks. Copies of cancelled purchase, liquidation or dividend checks will be provided to shareholders upon request. Shareholders will be charged $10.00 per check.

Retirement Plans - Cash Management Fund


     Profit-Sharing/Money Purchase Pension/401(k) Plans. FIC offers prototype 401(k) Retirement Plans approved by the IRS for corporations, sole proprietorships and partnerships and Profit-Sharing and Money Purchase Pension Plans for owner-only sole proprietorships and owner-only partnerships ("Retirement Plans"). Keogh Plans are available only to sole proprietors or partnerships. Custodial Agreements can be utilized for such Retirement Plans that provide that FFS, an affiliate of FIC, will furnish all required custodial services, except for the 401(k) flexible.


     Currently, there are no annual service fees chargeable to participants in connection with a Retirement Plan account. Cash Management Fund currently pays the annual $10.00 custodian fee for each Retirement Plan account, if applicable, maintained with the Fund. This policy may be changed at any time by the Fund on 45 days' written notice. FFS has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice.

     The Retirement Plan documents contain further specific information about the Retirement Plans and may be obtained from your Representative. Prior to establishing a Retirement Plan, you are advised to consult with your legal and tax advisers.

     Individual Retirement Accounts. A qualified individual may purchase shares of Cash Management Fund through a traditional, Roth or Education IRA or, as an employee of a qualified employer, through a simplified employee pension-IRA ("SEP-IRA"), a salary reduction simplified employee pension-IRA ("SARSEP-IRA") or a Savings Incentive Match Plan for Employees ("SIMPLE-IRAs") furnished by FIC. Under the related Custodial Agreements, FFS acts as custodian of each of these retirement plans. The custodian fees are disclosed in the IRA documents.

     A taxpayer generally may make an annual individual IRA contribution no greater than the lesser of (a) 100% of his or her compensation or (b) $2,000 (or $4,000 when also contributing to a spousal IRA). However, contributions are deductible only under certain conditions. The requirements as to SEP-

IRAs, SARSEP-IRAs and SIMPLE-IRAs are described in IRS Forms 5305-SEP, 5305A-SEP and 5305-SIMPLE, respectively, which are provided to employers. Employers are required to provide copies of these forms to their eligible employees. A disclosure statement setting forth complete details of the IRA should be given to each participant before the contribution is invested.

     As of January 1, 1997, no new employer-sponsored SARSEP-IRAs may be established. Newly eligible participants in a SARSEP-IRA established prior to that date, however, may open a new account. Additionally, participants in an established SARSEP-IRA may continue to make contributions thereto.

     Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Cash Management Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with the Fund. This policy may be changed at any time by the Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. FFS has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA.

     An application and other documents necessary to establish an IRA, SEP-IRA or SIMPLE-IRA are available from your Representative. Prior to establishing an IRA, SEP-IRA or SIMPLE-IRA, you are advised to consult with your legal and tax advisers.

     Retirement Benefit Plans for Employees of Eligible Organizations. FIC makes available model custodial accounts under Section 403(b)(7) of the Code ("Custodial Accounts") to provide retirement benefits for employees of certain eligible public educational institutions and other eligible non-profit charitable, religious and humane organizations. The Custodial Accounts are designed to permit contributions (up to a "maximum exclusion allowance") by employees through salary reduction. FFS acts as custodian of these accounts.

     Contributions may be made to a Custodial Account under the Optional Retirement Program for Employees of Texas Institutions of Higher Education ("ORP"), either by salary reduction agreement or otherwise, in accordance with the terms and conditions of the ORP, and under the Texas Deferred Compensation Plan Program for eligible state employees by salary reduction agreement. In addition, contributions may also be made to other deferred compensation plans maintained by state or local governments, or their agencies, commonly referred to as Section 457 plans.

     Currently, there are no annual service fees chargeable to participants in connection with a Custodial Account. Cash Management currently pays the annual $10.00 custodian fee for each Custodial Account maintained with the Fund. This policy may be changed at any time by the Fund on 45 days' written notice to a Custodial Account participant. FFS has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to a Custodial Account participant.

     An application and other documents necessary to establish a Custodial Account are available from your Representative. Persons desiring to create a Custodial Account are advised to confer with their legal and tax advisers concerning the specifics of this type of retirement benefit plan.

     Mandatory income tax withholding, at the rate of 20%, may be required on "eligible rollover" distributions made from any of the foregoing retirement plans (other than IRAs, including SEP-IRAs, SARSEP-IRAs and SIMPLE-IRAs). If the recipient elects to directly transfer an eligible rollover distribution to an "eligible retirement plan" that permits acceptance of such distributions, no withholding will apply. For distributions that are not "eligible rollover" distributions, the recipient can elect, in writing, not to require any withholding. This election must be submitted immediately before, or must accompany, the distribution request. The amount, if any, of any such optional withholding depends on the amount and type of the distribution. Appropriate election forms are available from the Custodian or Shareholder Services. Other types of withholding nonetheless may apply.

     Distribution Fees. A participant/shareholder's account under any of the foregoing retirement plans (including IRAs) may be charged a distribution fee (at the time of withdrawal) of $7.00 for a single distribution of the entire account and $1.00 for each periodic distribution therefrom.

     Emergency Pricing Procedures. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

     1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

     2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

     (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

     (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

     3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

     4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.

                                      TAXES

General

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) plus, in the case of Tax-Exempt Money Market Fund, its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or certain other income derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Dividends declared by a Fund in December of any year and payable to shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 if the dividends are paid by the Fund during the following January. Accordingly, those dividends will be reported to shareholders of Tax-Exempt Money Market Fund and taxed to shareholders of Cash Management Fund for the year in which that December 31 falls.

Tax-Exempt Money Market Fund

     Dividends paid by Tax-Exempt Money Market Fund will qualify as "exempt-interest dividends" as defined in the Prospectuses, and thus will be excludable from gross income by its shareholders, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a). The Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from the Fund under local and state income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax adviser concerning this matter.

     Tax-exempt interest attributable to certain PABs (including, to the extent Tax-Exempt Money Market Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the Federal alternative minimum tax without regard to whether the Fund's tax-exempt interest is attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or IDBs should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt Money Market
Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If Tax-Exempt Money Market Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectuses, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distribution of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult his or her tax adviser concerning its investment in shares of the Fund.

                             PERFORMANCE INFORMATION

     The Funds provide current yield quotations based on their daily dividends. Each Fund declares dividends daily and pays dividends monthly from net investment income.


     For purposes of current yield quotations, dividends per share for a seven-day period are annualized (using a 365-day year basis) and divided by the Fund's average net asset value per share for the seven-day period. The current yield quoted will be for a recent seven day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. You should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. Current yield information is useful in reviewing a Fund's performance but, because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which may pay a fixed yield for a stated period of time, or other investment companies, which may use a different method of calculating yield.


     In addition to providing current yield quotations, each Fund provides effective yield quotations for a base period return of seven days. The Funds may also advertise yield for periods other than seven days, such as thirty days or twelve months. In such cases, the formula for calculating seven-day effective yield will be used, except that the base period will be thirty days or 365 days rather than seven days. An effective yield quotation is determined by a formula that requires the compounding of the unannualized base period return.
Compounding is computed by adding 1 to the annualized base period return, raising the sum to a power equal to 365 divided by 7 and subtracting 1 from the result.


     The following is an example, for purposes of illustration only, of the current and effective yield (and for Tax-Exempt Money Market Fund, the tax-equivalent yield) calculation for Class A and Class B shares for the seven day period ended December 31, 1997.


                                                                                          Tax-Exempt Money
                                                    Cash Management Fund                    Market Fund
                                                    --------------------                  ----------------
                                                  Class A          Class B           Class A          Class B
                                                  Shares           Shares            Shares           Shares
                                                  ------           ------            ------           ------
Dividends per share from net investment       $.0009737300      $.0008298575      $.000628792      $.000484988
income (seven calendar days ended December
31, 1997) (Base Period)
Annualized (365 day basis)*                   $.0498007910      $.0419867588      $.0299820232     $.0223552787
Average net asset value per share of the      $1.00             $1.00             $1.00            $1.00
seven calendar days ended December 31, 1997
Annualized historical yield per share for     5.08%             4.33%             3.28%            2.53%
the seven calendar days ended December 31,
1997
Effective Yield**                             5.20%             4.42%             3.33%            2.56%
Tax Equivalent Yield***                       N/A               N/A               4.63%            3.56%
Weighted  average life to maturity of
the  portfolio on December 31, 1997
was 47 days for Cash
Management Fund and 50 days
for Tax-Exempt Money Market
Fund

------------

* This represents the average of annualized net investment income per share for the seven calendar days ended December 31, 1997.
**   Effective Yield = [(Base Period Return+1)365/7] - 1
*** Tax Equivalent Yield = (Effective Yield/(1-Tax Rate). For the purpose of this illustration, the tax rate was assumed to be 28%. The maximum Federal tax rate during this period was 39.6%.


     The Funds may include in advertisements and sales literature information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends in additional Fund shares. Examples for the Cash Management Fund may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, Code section 403(b) or other qualified retirement program. The examples used are for illustrative purposes only and are not representations by a Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix D.

     From time to time, in reports and promotional literature, each Fund may compare its performance to, or cite the historical performance of the relevant Donoghue's Money Fund Average, a published statistic indicating the performance of money market mutual funds, and the Bank Rate Monitor Index, a published statistic indicating a composite interest rate available through banks on their money market deposit accounts. Additionally, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES, CHANGING TIMES, FORTUNE, etc., may also be used. Quotations from articles appearing in daily newspaper publications such as THE NEW YORK TIMES, THE WALL STREET JOURNAL and THE NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

     Audits And Reports. The accounts of each Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.


     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. For the fiscal year ended December 31, 1997, Cash Management Fund paid $384,547 in transfer agency fees and expenses. For the same period, an additional $180,595 in transfer agency fees and expenses was voluntarily waived by the Transfer Agent. For the fiscal year ended December 31, 1997, Tax-Exempt Money Market Fund paid $63,432 in transfer agency fees. For the same period, an additional $21,134 in transfer agency fees. and expenses was voluntarily waived by the Transfer Agent. The Transfer Agent's telephone number is 1-800-423-4026.

     5% Shareholders. As of April 1, 1998, the following owned of record or beneficially 5% or more of the outstanding Class B shares of the Cash Management
Fund:

Name                                                           % of Shares
----                                                           -----------

David R. Dupuis                                                     17.7
11449 Nellie Oaks Bnd
Clermont, FL  34711-7800

Dudley A. Harrison                                                   8.2
95 North Street
North Branford, CT  06471-1419

Patricia M. Coyle                                                    5.4
1045 Ott Lane
No. Merrick, NY  11566

McKinnon B. Huggins                                                 23.1
32 E. 92nd Street
Brooklyn, NY  11212-1531

Terry Lynn Peacock                                                   5.8
114 Sanches Creek Ct.
Weatherford, TX  76088


     Trading by Portfolio Managers and Other Access Persons. Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Directors: (a) must have all non-exempt trades pre-cleared;
(b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
             DESCRIPTION OF CORPORATE AND MUNICIPAL COMMERCIAL PAPER
                                    RATINGS

STANDARD & POOR'S RATINGS GROUP

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

MOODY'S INVESTORS SERVICE, INC.

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Prime-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

     - Leading market positions in well-established industries.

     - High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                                   APPENDIX B

               DESCRIPTION OF CORPORATE AND MUNICIPAL BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX C

                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S RATINGS GROUP

     S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     SP-2 Satisfactory capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

     MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

     MIG-2. Loans bearing this designation are of high quality, with margins of protection ample although not as large as the preceding group.

                                                                 APPENDIX D

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                              INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

     [The following table is represented as graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a diference of $331,215.

               25 years old ..............   533,443
               35 years old ..............   202,228
               45 years old ..............    62,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

     [The following table is represented as chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                     1966 .......................  96.61836
                     1967 .......................  93.80423
                     1968 .......................  89.59334
                     1969 .......................  84.36285
                     1970 .......................  79.88906
                     1971 .......................  77.33694
                     1972 .......................  74.79395
                     1973 .......................  68.80768
                     1974 .......................  61.27131
                     1975 .......................  57.31647
                     1976 .......................  54.63915
                     1977 .......................  51.20820
                     1978 .......................  46.98000
                     1979 .......................  41.46514
                     1980 .......................  36.85790
                     1981 .......................  33.84564
                     1982 .......................  32.60659
                     1983 .......................  31.41290
                     1984 .......................  30.23378
                     1985 .......................  29.12696
                     1986 .......................  28.81005
                     1987 .......................  27.59583
                     1988 .......................  26.43279
                     1989 .......................  25.27035
                     1990 .......................  23.81748
                     1991 .......................  23.10134
                     1992 .......................  22.45028
                     1993 .......................  21.86006
                     1994 .......................  21.28536
                     1995 .......................  20.76620
                     1996 .......................  20.39000

                       1995........................  1.00
                       1996........................  1.03
                       1997........................  1.06
                       1998 .......................  1.09
                       1999 .......................  1.13
                       2000 .......................  1.16
                       2001 .......................  1.19
                       2002 .......................  1.23
                       2003 .......................  1.27
                       2004 .......................  1.30
                       2005 .......................  1.34
                       2006 .......................  1.38
                       2007 .......................  1.43
                       2008 .......................  1.47
                       2009 .......................  1.51
                       2010 .......................  1.56
                       2011 .......................  1.60
                       2012 .......................  1.65
                       2013 .......................  1.70
                       2014 .......................  1.75
                       2015 .......................  1.81
                       2016 .......................  1.86
                       2017 .......................  1.92
                       2018 .......................  1.97
                       2019 .......................  2.03
                       2020 .......................  2.09
                       2021 .......................  2.16
                       2022 .......................  2.22
                       2023 .......................  2.29
                       2024 .......................  2.36
                       2025 .......................  2.43
                       2026 .......................  2.43

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and services as it could in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                              1926 through 1996(1)

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
                              Periods           Periods           Periods
                              -------           -------           -------
 1-Year Periods                  71                51                72%
 5-Year Periods                  67                60                90%
10-Year Periods                  62                60                97%
15-Year Periods                  57                57               100%
20-Year Periods                  52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. (2)

                  Compound Annual Return from 1982 -- 1996(1)

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  13.66


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                  Compound Annual Return from 1982 -- 1996(1)

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  16.79


(1) Used with permission. (C) 1997 Ibbotson Associates Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

(2) Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, reeturns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.


The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                         Your Taxable Equivalent Yield

                                        Your Federal TAx Bracket
                              ---------------------------------------------
   your tax-free yield        31.0%               36.0%               39.6%
   -------------------        -----               -----               -----
          3.00%               4.35%               4.69%               4.97%
          3.50%               5.07%               5.47%               5.79%
          4.00%               5.80%               6.25%               6.62%
          4.50%               6.52%               7.03%               7.45%
          5.00%               7.25%               7.81%               8.25%
          5.50%               7.97%               8.59%               9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              Financial Statements
                             as of December 31, 1997

                              Financial Statements
                             as of December 31, 1997

First Investors Cash Management Fund, Inc. (2-62347) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on February 25, 1998 (Accession Number:
0000928816-98-000053).

First Investors Tax-Exempt Money Market Fund, Inc. (2-82572) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on February 25, 1998 (Accession Number:
0000928816-98-000054).

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements:

     Financial Statements are set forth in Part B, Statement of Additional Information.

     (b)  Exhibits:

         (1)a./1/ Articles of Restatement

         b./1/    Articles Supplementary

         (2)/1/   Amended and Restated By-Laws

         (3)      Not Applicable

         (4) Shareholders' rights are contained in (a) Articles FIFTH and EIGHTH of Registrant's Articles of Restatement dated September 14, 1994, previously filed as Exhibit 99.B1.1 to Registrant's Registration Statement; (b) Article FOURTH of Registrant's Articles Supplementary to Articles of Incorporation dated October 20, 1994, previously filed as Exhibit 99.B1.2 to Registrant's Registration Statement and (c) Article II of Registrant's Amended and Restated By-laws, previously filed as
                  Exhibit 99.B2 to Registrant's Registration Statement.

         (5)/1/ Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.

         (6)/1/ Underwriting Agreement between Registrant and First Investors Corporation.

         (7)      Not Applicable

         (8)a./1/ Custodian   Agreement  between  Registrant  and  Irving  Trust
                  Company

            b/1/ Supplement to Custodian Agreement between Registrant and The Bank of New York

            c./1/ Payment and Redemption Agency Agreement between Registrant and
                  Irving Trust Company

         (9)a./1/ Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.

            b./2/ Schedule A to Administration Agreement

         (10)     Opinion of Counsel

         (11)a.   Consent of independent accountants

             b./1/Powers of Attorney

         (12)     Not Applicable

         (13)     No undertaking in effect

         (14)a./2/First  Investors   Profit   Sharing/Money   Purchase   Pension
                  Retirement Plan for Sole Proprietor ships, Partnerships and Corporations

             b./2/First Investors Individual Retirement Account

             c./2/First Investors 403(b) Custodial Account

             d./2/First Investors SEP-IRA and SARSEP-IRA

         (15/1/   Class B Distribution Plan

         (16)     Not Applicable

         (17) Financial Data Schedule (filed as Exhibit 27 for electronic filing purposes)

         (18)/1/  18f-3 Plan

----------


/1/ Incorporated by reference from Post-Effective Amendment No. 23 to Registrant's Registration Statement (File No. 2-62347 filed on April 24, 1996.

/2/ Incorporated by reference from Post-Effective Amendment No. 25 to Registrant's Registrant Statement (File No. 2-62347) filed on May 15, 1997.



Item 25. Persons Controlled by or under common control with Registrant

     There are no persons controlled by or under common control with the Registrant.

Item 26. Number of Holders of Securities

                                                          Number of Record
                                                            Holders as of
            Title of Class                                February 2, 1998
            --------------                                ----------------

    Class A Shares                                             23,198
    Class B Shares                                               34

Item 27. Indemnification

     Article X, Section 1 of the By-Laws of Registrant provides as follows:

     Section 1. Every person who is or was an officer or director of the Corporation (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of negligence or misconduct, which shall be deemed to include willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for negligence or misconduct, within the meaning thereof as used herein, or in the event of a settlement, each director or officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payments made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon the prior determination by a resolution of two-thirds of the Board of Directors, who are not involved in the action, suit or proceeding that the director or officer has no liability by reason of negligence or misconduct within the meaning thereof as used herein, and provided further that if a majority of the members of the Board of Directors of the Corporation are involved in the action, suit or proceeding, such determination shall have been made by a written opinion of independent counsel. Amounts paid in settlement shall not exceed costs, fees and expenses which would have been reasonably incurred if the action, suit or proceeding had been litigated to a conclusion. Such a determination by the Board of Directors or by independent counsel, and the payment of amounts by the Corporation on the basis thereof, shall not prevent a stockholder from challenging such indemnification by appropriate legal proceedings on the grounds that the person indemnified was liable to the Corporation or its security holders by reason of negligence or misconduct within the meaning thereof as used herein. The foregoing rights and indemnification shall not be exclusive of any other rights to which any officer or director (or his heirs, executors and administrators) may be entitled to according to law.

     The Registrant's Investment Advisory Agreement provides as follows:

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

     The Registrant's Underwriting Agreement provides as follows:

     The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, directors, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

     Reference is hereby made to the Maryland Corporations and Associations Annotated Code, Sections 2-417, 2-418 (1986).

     The general effect of this Indemnification will be to indemnify the officers and directors of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a director or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the director's or officer's office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.


Item 28.  Business and Other Connections of Investment Adviser

     First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as Investment Adviser to:

             First Investors Government Fund, Inc.
             First Investors Series Fund
             First Investors Fund For Income, Inc.
             First Investors Global Fund, Inc.
             First Investors High Yield Fund, Inc.
             First Investors Insured Tax Exempt Fund, Inc.
             First Investors Life Series Fund
             First Investors Multi-State Insured Tax Free Fund
             First Investors New York Insured Tax Free Fund, Inc.
             First Investors Special Bond Fund, Inc.
             First Investors Tax-Exempt Money Market Fund, Inc.
             First Investors U.S. Government Plus Fund
             First Investors Series Fund II, Inc.

     Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors and Officers."

Item 29. Principal Underwriters

     (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

                      First Investors Government Fund, Inc.
                      First Investors Series Fund
                      First Investors Fund For Income, Inc.
                      First Investors Global Fund, Inc.
                      First Investors High Yield Fund, Inc.
                      First Investors Insured Tax Exempt Fund, Inc.
                      First Investors Multi-State Insured Tax Free Fund First Investors New York Insured Tax Free Fund, Inc. First Investors Tax-Exempt Money Market Fund, Inc. First Investors U.S. Government Plus Fund
                      First Investors Series Fund II, Inc.
                      First Investors Life Variable Annuity Fund A

                      First Investors Life Variable Annuity Fund C
                      First Investors Life Variable Annuity Fund D
                      First Investors Life Level Premium Variable Life
                       Insurance (Separate Account B)


     (b)  The   following   persons  are  the  officers  and  directors  of  the
Underwriter:

                                Position and                  Position and
Name and Principal              Office with First             Office with
Business Address                Investors Corporation         Registrant
----------------                ---------------------         ----------

Glenn O. Head                   Chairman                      President
95 Wall Street                  and Director                  and Director
New York, NY 10005

Marvin M. Hecker                President                     None
95 Wall Street
New York, NY  10005

John T. Sullivan                Director                      Chairman of the
95 Wall Street                                                Board of
New York, NY 10005                                            Directors

Roger L. Grayson                Director                      Director
95 Wall Street
New York, NY  10005

Joseph I. Benedek               Treasurer                     Treasurer
581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci               Senior Vice President         None
95 Wall Street                  and Director
New York, NY 10005

Kathryn S. Head                 Vice President                Director
581 Main Street                 and Director
Woodbridge, NJ 07095

Louis Rinaldi                   Senior Vice                   None
581 Main Street                 President
Woodbridge, NJ 07095

Frederick Miller                Senior Vice President         None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan                  Director                      None
232 Adair Street
Decatur, GA 30030

Larry R. Lavoie                 Secretary and                 None
95 Wall Street                  General Counsel
New York, NY  10005

Matthew Smith                   Vice President                None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons               Director                      None
56 Weston Avenue
Chatham, NJ  07928

Anne Condon                     Vice President                None
581 Main Street
Woodbridge, NJ 07095

Elizabeth Reilly                Vice President                None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan                 Vice President-               None
95 Wall Street                  Sales Administration
New York, NY 10005

William M. Lipkus               Chief Financial Officer       None
581 Main Street
Woodbridge, NJ 07095

     (c)  Not applicable


Item 30.  Location of Accounts and Records

     Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 31. Management Services

     Inapplicable

Item 32. Undertakings

     The Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of April, 1998.


                                                  FIRST INVESTORS CASH
                                                  MANAGEMENT FUND, INC.
                                                  (Registrant)



                                                  By: /a/Glenn O. Head
                                                      --------------------------
                                                      Glenn O. Head
                                                      President and Director

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



/s/Glenn O. Head                        Principal Executive      April 15, 1998
-----------------------------           Officer and Director
Glenn O. Head

/s/Joseph I. Benedek                    Principal Financial      April 15, 1998
-----------------------------           and Accounting Officer
Joseph I. Benedek

                   *                    Director                 April 15, 1998
-----------------------------
Kathryn S. Head

                   *                    Director                 April 15, 1998
-----------------------------
Roger L. Grayson

                   *                    Director                 April 15, 1998
-----------------------------
Herbert Rubinstein

                   *                    Director                 April 15, 1998
-----------------------------
Nancy Schaenen

                   *                    Director                 April 15, 1998
-----------------------------
James M. Srygley

                   *                    Director                 April 15, 1998
-----------------------------
John T. Sullivan

                   *                    Director                 April 15, 1998
-----------------------------
Rex R. Reed

                   *                    Director                 April 15, 1998
-----------------------------
Robert F. Wentworth


*By: /s/Larry R. Lavoie
     -----------------------
     Larry R. Lavoie
     Attorney-in-fact

                                INDEX TO EXHIBITS

    Exhibit
    Number                    Description
    ------                    -----------

    99.B10                    Opinion of counsel
    99.B11                    Consent of accountants
    27.001                    FDS-Class A Shares
    27.002                    FDS-Class B Shares